PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

October 3, 2008

Dear Shareholder:

     The Board of Directors of Principal Funds, Inc. (“PFI”) has approved a Plan of Acquisition (the “Plan”) providing for the combination of the MidCap Growth Fund I (formerly, the Partners MidCap Growth Fund I) (the “Acquired Fund”) into the MidCap Growth Fund III (formerly, the Partners MidCap Growth Fund) (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on November 21, 2008.

     The Board of Directors believes that the Reorganization, which will permit PFI to reduce duplication in its fund offerings by combining two, comparable mid-cap equity funds, will serve the best interests of shareholders of both Funds. Although the Acquired and Acquiring Funds have identical investment objectives – seeking long-term growth of capital – and substantially the same principal investment strategies and risks, the Acquiring Fund has a lower advisory fee rate at asset levels over $500 million, the same advisory fee rate at asset levels under $500 million, and lower overall expense ratios than the Acquired Fund. It has also outperformed the Acquired Fund for each of the one- and three-year periods ended April 30, 2008. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. The expenses of the Reorganization will be borne by the Acquired Fund.

     Please note that PFI is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy. The enclosed Information Statement/Prospectus, however, provides information about the Reorganization and the Plan.

     If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC. 680 8th Street Des Moines, Iowa 50392-2080

     INFORMATION STATEMENT/PROSPECTUS RELATING TO THE REORGANIZATION OF THE

MIDCAP GROWTH FUND I INTO THE MIDCAP GROWTH FUND III

     This Information Statement/Prospectus is furnished in connection with a Plan of Acquisition (the “Plan”) providing for the combination of the MidCap Growth Fund I (the “Acquired Fund”) into the MidCap Growth Fund III (the “Acquiring Fund”). Each of these Funds is a separate series or fund of Principal Funds, Inc. (“PFI”).

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares will receive, respectively, Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on November 21, 2008. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition which is attached hereto as Appendix A.

     Please note that PFI is not required to obtain shareholder approval of the Reorganization. Consequently, we are not asking you for a proxy, and we are requesting that you not send us a proxy.

     This Information Statement/Prospectus contains important information shareholders should know about the Reorganization. Please read it carefully and retain it for future reference. PFI’s Annual and Semi-Annual Reports to Shareholders contain additional information about the Funds, and the Annual

Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2007. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-222-5852.

     A Statement of Additional Information dated October 3, 2008 (the “Statement of Additional Information”) relating to this Information Statement/ Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Information Statement/ Prospectus. PFI’s Prospectus, dated February 29, 2008 and as supplemented (“PFI Prospectus”), and the Statement of Additional Information for PFI, dated May 1, 2008 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the MidCap Growth Fund I, are incorporated by reference into this Information Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Information Statement/ Prospectus. Any representation to the contrary is a criminal offense.

The date of this Information Statement/Prospectus is October 3, 2008.

INTRODUCTION

     This Information Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 74 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”) and the principal underwriters for PFI are Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) for Class A, B, C, Institutional, J, S, and Retirement Class (R-1, R-2, R-3, R-4, and R-5) shares and Princor Financial Services Corporation (“Princor”) for Institutional, J and Retirement Class shares. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC, PFD, and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreements, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
MidCap Growth Fund I	Mellon Capital Management Corporation
(“Mellon Capital”)

Acquiring Fund	Sub-Advisor
MidCap Growth Fund III	Turner Investment Partners, Inc (“Turner”)
and Mellon Capital*

* Upon completion of the Reorganization, Mellon Capital will become an additional sub-advisor to the Acquiring Fund.

     Each of PMC, Mellon Capital, and Turner is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.

     Mellon Capital’s address is 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

     Turner’s address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an independent firm founded in 1990.

THE REORGANIZATION

     At its meeting held on June 9, 2008, the Board of Directors of PFI (sometimes referred to as the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information about the Reorganization – Board Consideration of the Reorganization.”

       The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be November 21, 2008. Holders of Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Information Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board of Directors believes that the Reorganization, which will permit PFI to reduce duplication in its fund offerings by combining two, comparable mid-cap equity funds, will serve the best interests of shareholders of both Funds. Although the Acquired and Acquiring Funds have identical investment objectives – seeking long-term growth of capital – and substantially the same principal investment strategies and risks, the Acquiring Fund has a lower advisory fee rate at asset levels over $500 million, the same advisory fee rate at asset levels under $500 million, and lower overall expense ratios than the Acquired Fund. It has also outperformed the Acquired Fund for each of the one- and three-year periods ended April 30, 2008. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     In connection with approving the Reorganization, the Board approved the appointment of Mellon Capital, the sub-advisor to the Acquired Fund, as an additional sub-advisor to the Acquiring Fund, effective as of the completion of the Reorganization.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.”

      The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

      The Acquired Fund will pay or cause to be paid all fees and expenses in connection with the Reorganization. For the estimated expenses of the Reorganization, see “Capitalization” below.

Comparison of Acquired and Acquiring Funds

     The following table provides comparative information with respect to the Acquired and Acquiring Funds. In connection with appointment of Mellon Capital as an additional sub-advisor to the Acquiring Fund, the main strategies and risks of the Acquiring Fund will also change to reflect Mellon Capital’s management style and the allocation of the Acquiring Fund’s assets between two sub-advisors. The appointment of Mellon Capital as an additional sub-advisor and these changes in investment policies, which will become effective at the Effective Time of the Reorganization, are reflected in the description of the Acquiring Fund below.

MidCap Growth Fund I	MidCap Growth Fund III
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of April 30, 2008 (unaudited):
$300,763,000	$808,289,000

Investment Advisor:
PMC

Sub-Advisor and Portfolio Managers:
Mellon Capital	Turner and Mellon Capital*
* Mellon Capital will become an additional
sub-advisor as of the Effective Time
6

Adam T. Logan, CFA. Joining the	Turner
company in 1998, Mr. Logan is a	Tara R. Hedlund, CFA, CPA. Ms.
portfolio manager and Vice President	Hedlund joined Turner in 2000.
of Mellon Capital. Previously, he	Previously, she was an audit
performed duties as a financial	engagement senior at Arthur
analyst in Mellon Financial	Andersen LLP. She has been in
Corporation’s corporate finance	investment management since 1995.
department. He is currently	She earned a BBS in Accountancy
responsible for the management of	from Villanova University. She has
client portfolios with a specific focus	earned the right to use the Chartered
on mid and small capitalization	Financial Analyst designation.
securities. He earned a BA in
Finance from Westminster College	Christopher K. McHugh. Mr.
and an MBA from the Katz Graduate	McHugh, Vice President and Senior
School of Business at the University	Portfolio Manager, joined Turner in
of Pittsburgh. He has earned the right	1990. Prior to joining Turner, he was
to use the Chartered Financial	a performance specialist at Provident
Analyst designation.	Capital Management. He earned a
BS in Accounting from Philadelphia
John O’Toole, CFA. Joining the	University and an MBA in Finance
company in 1990, Mr. O’Toole is a	from St. Joseph’s University.
Senior Vice President and a principal
of Mellon Capital. Mr. O’Toole	Jason D. Schrotberger, CFA. Mr.
holds an MBA in Finance from the	Schrotberger joined Turner in 2001.
University of Chicago and a BA in	Previously, he was an investment
Economics from the University of	analyst at BlackRock Financial
Pennsylvania. He has earned the	Management. He has been in
right to use the Chartered Financial	investment management since 1994.
Analyst designation.	He earned a BA in Economics from
Denison University and an MBA in
Finance from the University of
Illinois. He has earned the right to
use the Chartered Financial Analyst
designation.
Mellon Capital
Adam T. Logan, CFA.
John O’Toole, CFA.
(See portfolio manager biographical
profiles under Acquired Fund
above.)

7

MidCap Growth Fund I	MidCap Growth Fund III
(Acquired Fund)	(Acquiring Fund)

Investment Objective:
Both funds seek long-term growth of capital.

Principal Investment Strategies:
Under normal market conditions,	The Fund invests primarily in
the Fund invests at least 80% of its	common stocks and other equity
net assets (plus any borrowings for	securities of U.S. companies with
investment purposes) in common	strong earnings growth potential.
stocks of companies with medium	Under normal market conditions,
market capitalization (those with	the Fund invests at least 80% of its
market capitalizations similar to	net assets (plus any borrowings for
companies in the Russell Midcap	investment purposes) in common
Growth Index (as of December 31,	stocks of companies with medium
2007, this range was between	market capitalizations (those with
approximately $0.6 billion and	market capitalizations similar to
$42.1 billion)) at the time of	companies in the Russell Midcap
purchase. In the view of Mellon	Growth Index (as of December 31,
Capital, many medium-sized	2007 this range was between
companies:	approximately $0.6 billion and
• are in fast growing industries,	$42.1 billion)) at the time of
• offer superior earnings growth	purchase. Market capitalization is
potential, and	defined as total current market
• are characterized by strong	value of a company’s outstanding
balance sheets and high returns	common stock.
on equity.
The Fund may purchase securities
The Fund may also hold	issued as part of, or a short period
investments in large and small	after, companies’ initial public
capitalization companies,	offerings and may at times dispose
including emerging and cyclical	of those shares shortly after their
growth companies. The Fund may	acquisition. The Fund may invest
invest up to 25% of its net assets in	up to 25% of its net assets in
securities of foreign companies,	securities of foreign companies,
including securities of issuers in	including securities of issuers in
emerging countries and securities	emerging countries and securities
quoted in foreign currencies.	quoted in foreign currencies.

Mellon Capital uses valuation	Turner invests the assets allocated
models designed to identify	to it in securities of companies that
common stocks of companies that	are diversified across economic
have demonstrated consistent	sectors. It attempts to maintain
earnings momentum and delivered	sector concentrations that
superior results relative to market	approximate those of its current
8

analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests assets allocated to it in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions, Turner’s portion of the Fund is fully invested.

In the view of Mellon Capital, many medium-sized companies:

• are in fast growing industries,

• offer superior earnings growth potential, and

• are characterized by strong balance sheets and high returns on equity.

Mellon Capital may also hold assets allocated to it in investments in large and small capitalization companies, including emerging and cyclical growth companies. Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and

MidCap Growth Fund I (Acquired Fund)

MidCap Growth Fund III

(Acquiring Fund)

other standard balance sheet measures. Mellon Capital holds securities generally characterized by strong earnings momentum measures and higher expected earnings per share growth. Mellon Capital’s valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

PMC determines the portion of the Fund’s assets each Sub-Advisor will manage and may, from time- to-time, reallocate Fund assets between the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub- Advisors. Ordinarily, reallocations of Fund assets among Sub- Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Cash Management:

The Acquiring Fund has cash available in its portfolio to meet redemption requests and to pay expenses. Additionally, the Acquiring Fund receives cash flows when shareholders purchase shares. PMC will invest the cash, which comprises a very small portion of the Acquiring Fund’s portfolio, in money market investments and in stock index futures contracts based on the Acquiring Fund’s market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. PMC believes that, over the long term, the strategy will enhance the investment performance of the Fund.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market conditions, each of the Funds may invest in cash and cash equivalents. In taking such defensive measures, each of the Funds may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the PFI Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The investment objectives of the Acquired and Acquiring Funds are identical – seeking long-term growth of capital – and their principal investment strategies are substantially the same in that each invests principally in equity securities of mid-cap companies and may also invest in foreign securities (including emerging markets) as well as IPOs. Indeed, following the Reorganization, Mellon Capital is expected to manage its portion of the assets of the Acquiring Fund in the same manner that it has managed the Acquired Fund as its sub-advisor. The main differences between the Funds are that the Acquiring Fund but not the Acquired Fund is actively traded, and the Acquired Fund has one sub-advisor while the Acquiring Fund, following the Reorganization, will have two sub-advisors.

     The investment objective of each of the Funds may be changed by PFI’s Board of Directors without shareholder approval.

     Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

     The Statement of Additional Information provides further information about the portfolio managers for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

     The following table shows the fees and expenses you may pay when you buy and hold Class A or Class C shares of the Funds. Each such class of shares of the Acquired Fund has the same shareholder fees as the corresponding class of shares of the Acquiring Fund. The Institutional and Retirement Class shares of the Funds are not subject to such fees.

	Class A	Class C
Maximum sales charge (load) imposed on	5.50%(1)	None
purchases (as a % of offering price)

Maximum Contingent Deferred Sales Charge	1.00%(2)	1.00%(3)
(CDSC) (as a % of dollars subject to charge)

Redemption or Exchange Fee (as a % of	1.00%(4)	1.00%(4)
amount redeemed/exchanged)

(1)	Sales charges are reduced or eliminated for purchases of $50,000 or more.
(2)	A CDSC may apply on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
(3)	A CDSC applies on certain redemptions made within 12 months.
(4)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased.
Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

Fees and Expenses as a % of average daily net assets

     The following table shows: (a) the ratios of expenses to average net assets of each of the above share classes of the Acquired Fund for the fiscal year ended October 31, 2007; (b) the ratios of expenses to average net assets of such share classes of the Acquiring Fund for the fiscal year ended October 31, 2007; and (c) the pro forma expense ratios of such share classes of the Acquiring Fund for the fiscal year ending October 31, 2007 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
					Fee Waiver
				Total	and/or
	Management	12b-1	Other	Operating	Expense	Net
Class	Fees	Fees	Expenses	Expenses(1)	Reimbursement	Expenses
(a) MidCap Growth Fund I
(Acquired Fund)
A	1.00%	0.25%	1.20%	2.45%	0.70%(2)	1.75%
C	1.00%	1.00%	26.20%	28.20%	25.70%(2)	2.50%
R-1	1.00%	0.35%	0.54%	1.89%	-	1.89%
R-2	1.00%	0.30%	0.46%	1.76%	-	1.76%
R-3	1.00%	0.25%	0.33%	1.58%	-	1.58%
R-4	1.00%	0.10%	0.29%	1.39%	-	1.39%
R-5	1.00%	N/A	0.27%	1.27%	-	1.27%
Institutional	1.00%	N/A	0.01%	1.01%	-	1.01%
(b) MidCap Growth Fund III
(Acquiring Fund)
A	0.99%	0.25%	0.58%	1.82%	0.07%(2)	1.75%
C	0.99%	1.00%	8.81%	10.80%	8.30%(2)	2.50%
R-1	0.99%	0.35%	0.54%	1.88%	-	1.88%
R-2	0.99%	0.30%	0.46%	1.75%	-	1.75%
R-3	0.99%	0.25%	0.33%	1.57%	-	1.57%
R-4	0.99%	0.10%	0.29%	1.38%	-	1.38%
R-5	0.99%	N/A	0.27%	1.26%	-	1.26%
Institutional	0.99%	N/A	0.01%	1.00%	-	1.00%
(c) MidCap Growth Fund III
(Acquiring Fund)
(Pro forma assuming Reorganization)(3)
A	0.99%	0.25%	0.58%	1.82%	0.07%(2)	1.75%
C	0.99%	1.00%	6.80%	8.79%	6.29%(2)	2.50%
R-1	0.99%	0.35%	0.54%	1.88%	-	1.88%
R-2	0.99%	0.30%	0.46%	1.75%	-	1.75%
R-3	0.99%	0.25%	0.33%	1.57%	-	1.57%
R-4	0.99%	0.10%	0.29%	1.38%	-	1.38%
R-5	0.99%	N/A	0.27%	1.26%	-	1.26%
Institutional	0.99%	N/A	0.01%	1.00%	-	1.00%

Other Expenses for the Retirement Class shares includes:
	R-1	R-2	R-3	R-4	R-5
	Class	Class	Class	Class	Class
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective
October 31, 2007, the Acquiring Fund’s management fees were decreased.
Certain other operating expenses of the Acquired and Acquiring Fund have increased effective February 29, 2008.

(2)	PMC has contractually agreed to limit the Fund’s expenses attributable to Class
A and Class C shares and, if necessary, pay expenses normally payable by the

Fund, excluding interest expense, through the period ending February 28, 2009.
The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for
Class A and 2.50% for Class C shares, respectively.

(3)	The costs associated with the Reorganization are not reflected in the Annual
Fund Operating Expenses table.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:
		1 Year	3 Years	5 Years	10 Years
MidCap Growth Fund I	Class A	$718	$1,198	$1,714	$3,124
(Acquired Fund)	Class C	353	4,552	7,361	10,320
	Class R-1	192	594	1,021	2,212
	Class R-2	179	554	954	2,073
	Class R-3	161	499	860	1,878
	Class R-4	142	440	761	1,669
	Class R-5	129	403	697	1,534
	Institutional	103	322	558	1,236
MidCap Growth Fund III	Class A	$718	$1,084	$1,474	$2,563
(Acquiring Fund)	Class C	353	2,228	4,107	7,929
	Class R-1	191	591	1,016	2,201
	Class R-2	178	551	949	2,062
	Class R-3	160	496	855	1,867
	Class R-4	140	437	755	1,657
	Class R-5	128	400	692	1,523
	Institutional	102	318	552	1,225
MidCap Growth Fund III
(Acquiring Fund)
(Pro forma assuming Reorganization)
	Class A	$718	$1,084	$1,474	$2,563
	Class C	353	1,898	3,521	7,068
	Class R-1	191	591	1,016	2,201
	Class R-2	178	551	949	2,062
	Class R-3	160	496	855	1,867
	Class R-4	140	437	755	1,657
	Class R-5	128	400	692	1,523
	Institutional	102	318	552	1,225

If you do not sell your shares at the end of the period:
		1 Year	3 Years	5 Years	10 Years
MidCap Growth Fund I	A	$718	$1,198	$1,714	$3,124
(Acquired Fund)	C	253	4,552	7,361	10,320
	R-1	192	594	1,021	2,212
	R-2	179	554	954	2,073
	R-3	161	499	860	1,878
	R-4	142	440	761	1,669
	R-5	129	403	697	1,534
	Institutional	103	322	558	1,236

MidCap Growth Fund III	A	$718	$1,084	$1,474	$2,563
(Acquiring Fund)	C	253	2,228	4,107	7,929
	R-1	191	591	1,016	2,201
	R-2	178	551	949	2,062
	R-3	160	496	855	1,867
	R-4	140	437	755	1,657
	R-5	128	400	692	1,523
	Institutional	102	318	552	1,225

MidCap Growth Fund III
(Acquiring Fund)
(Pro forma assuming Reorganization)
	A	$718	$1,084	$1,474	$2,563
	C	253	1,898	3,521	7,068
	R-1	191	591	1,016	2,201
	R-2	178	551	949	2,062
	R-3	160	496	855	1,867
	R-4	140	437	755	1,657
	R-5	128	400	692	1,523
	Institutional	102	318	552	1,225

Investment Management Fees/Sub-Advisory Arrangements

     Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedules:

MidCap Growth Fund I

(Acquired Fund)

     1.00% for the first $500 million, 0.98% for the next $500 million, 0.96% for the next 500 million, and 0.95% on all assets over $1.5 billion.

MidCap Growth Fund III

(Acquiring Fund)

     1.00% for the first $500 million, 0.96% for the next $500 million, 0.94% for the next 500 million, and 0.92% on all assets over $1.5 billion.

     As sub-advisors to the Funds, Mellon Capital and Turner are paid sub-advisory fees with respect to each Fund. These sub-advisory fees are paid by PMC, not by the Funds.

     A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to PMC and Turner, respectively, is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007. A discussion of the basis for the Board’s approval of Mellon Capital as an additional sub-advisor to the Acquiring Fund will be available in PFI’s Annual Report to Shareholders ended October 31, 2008.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. As described above, the Acquired and Acquiring Funds have identical investment objectives and substantially the same principal investment strategies. Consequently, the Funds will have substantially the same risks. However, because the Acquiring Fund is actively traded and serves as an underlying Fund for certain PFI Funds that operate as funds of funds, it has certain additional risks. These various risks are described below.

Risks Applicable to both Funds:

•	Equity Securities Risk. Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

•	Foreign Securities Risk. Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

•	Exchange Rate Risk. Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

•	Derivatives Risk. Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

•	Growth Stock Risk. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

•	Initial Public Offerings (“IPOs”) Risk. There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

•	Market Segment (MidCap) Risk. Funds are subject to the risk that their principal market segment mid capitalization stocks may underperform compared to other market segments or to the equity markets as a whole. Thus, each Fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks. Thus, each Fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.

•	MidCap Stock Risk. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

•	Securities Lending Risk. The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

•	Credit or Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

•	Management Risk. Each of the Funds is actively managed by its sub- advisor. Each Fund’s performance will thus reflect in part the ability of its sub-advisor to make investment decisions that are suited to achieving the Fund’s investment objective. If the sub-advisor’s strategies do not perform as expected, the Fund could underperform other mutual funds with similar investment objectives or lose money.

•	Liquidity Risk. Each of the Funds is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price.

•	Market Risk. The value of each Fund’s portfolio may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in either Fund.

•	Emerging Market Risk. Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Additional Risks Applicable to the Acquiring Fund:

•	Small Company Risk. Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

•	Active Trading Risk. A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

•	Underlying Fund Risk. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PFI Funds (“Underlying Funds”). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an Underlying Fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the Principal LifeTime Funds. The following table shows the percentage of the outstanding shares of the Acquiring Fund owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total
MidCap Growth
Fund III	–	7.17%	7.55%	3.94%	1.75%	–	20.41%

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference).

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

Highest return for a quarter during
the period of the bar chart above:	Q4 ‘04	12.89%

Lowest return for a quarter during
the period of the bar chart above:	Q2 ’06	-4.12%

The year-to-date return for the Institutional Class as of June 30, 2008 is -6.02%.

Year-By-Year Total Returns (%) as of 12/31 Each Year (Institutional Class)

MidCap Growth Fund III (Acquiring Fund)

Highest return for a quarter during
the period of the bar chart above:	Q4 ’01	24.96%

Lowest return for a quarter during
the period of the bar chart above:	Q3 ‘01	-31.34%

The year-to-date return for the Institutional Class as of June 30, 2008 is -9.14%.

Average Annual Total Returns (%) for periods ended December 31, 2007

	Past	Since
	1 Year	Inception(1)
MidCap Growth Fund I
(Acquired Fund)
—Class A	3.89	9.06
(after taxes on distributions )(2)	1.17	7.29
(after taxes on distributions and
sales of share)(2)	3.83	7.18
—Class C	8.13	9.75
—Institutional Class	10.91	11.44
(after taxes on distributions )(2)	8.06	9.66
(after taxes on distributions and
sales of share)(2)	8.45	9.26
—R-1 Class(3)	9.90	10.46
—R-2 Class(3)	10.00	10.59
—R-3 Class(3)	10.21	10.81
—R-4 Class(3)	10.59	11.05
—R-5 Class(3)	10.54	11.17
Russell Midcap Growth Index(4)	11.43	12.43
Morningstar Mid-Cap Growth Category Average	15.09	11.62

	Past	Past	Since
	1 Year	5 Years	Inception(5)
MidCap Growth Fund III
(Acquiring Fund)
—Class A	16.82	17.72	0.88
(after taxes on distributions )(2)	15.68	17.37	0.67
(after taxes on distributions and
sales of share)(2)	12.48	15.66	0.74
—Class C	22.36	18.30	1.01
—Institutional Class	24.60	19.93	2.25
(after taxes on distributions )(2)	23.40	19.57	2.03
(after taxes on distributions and
sales of share)(2)	17.60	17.68	1.92
—R-1 Class(6)	23.39	18.87	1.54
—R-2 Class	23.59	19.06	1.48
—R-3 Class	23.78	19.26	1.87
—R-4 Class	24.06	19.47	1.86
—R-5 Class	24.31	19.73	2.05
Russell Midcap Growth Index(4)	11.43	17.90	4.05
Morningstar Mid-Cap Growth
Category Average	15.09	16.33	2.88

(1)	Since inception results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	The R-1 Class shares were first sold on November 1, 2004. The R-2, R-3, R-4 and R-5 Classes of shares were first sold on June 1, 2004. For periods prior to the date on which the Retirement Classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Retirement Classes. The adjustments result in performance (for the periods prior to the date the Retirement Classes began operations) that is no higher than the historical performance of the Institutional Class shares.

(4)	Index performance does not reflect deductions for fees, expenses or taxes. For a description of the indices, see Appendix B to this Information Statement/Prospectus.

(5)	Since inception results are measured from the date the R-3 Class shares were first sold (December 6, 2000).

(6)	The R-1 Class shares were first sold on November 1, 2004. The R-3 class shares were first sold on December 6, 2000. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 Class began operations) that is no higher than the historical performance of the R-3 Class shares.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Information Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be November 21, 2008, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

     Under the Plan, the Acquired Fund will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Plan. These fees and expenses include, but are not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents. For estimated expenses of the Reorganization, see "Capitalization" below.

     If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board of Directors believes that the Reorganization, which will permit PFI to reduce duplication in its fund offerings by combining two, comparable mid-cap equity funds, will serve the best interests of shareholders of both Funds. Although the Acquired and Acquiring Funds have identical investment objectives – seeking long-term growth of capital — and substantially the same principal investment strategies and risks, the Acquiring Fund has a lower advisory fee rate and lower overall expense ratios than the Acquired Fund and has also outperformed the Acquired Fund for each of the one- and three-year periods ended April 30, 2008. Moreover, because the Acquiring Fund is much larger than the Acquired Fund, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on June 9, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the identical investment objectives shared by the Funds, as well as their having, as mid-cap equity funds, substantially the same principal investment strategies and risks;
(2)	the Funds’ identical fundamental investment restrictions;
(3)	expense ratios and available information regarding the fees and expenses of the Funds;

(4)	comparative investment performance of and other information
pertaining to the Funds;
(5)	the potential effect on the Acquired Fund’s shareholders of investing in a larger fund;
(6)	the prospects for growth of and for achieving economies of scale by the
Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of Turner, which serves as the sub-advisor to the Acquiring Fund, and of Mellon
Capital, which will become an additional sub-advisor to the Acquiring
Fund upon completion of the Reorganization;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the
Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards;
(11)	the fact that the Reorganization will not result in any dilution of
Acquired or Acquiring Fund shareholder values;
(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

                 The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have the same investment expectations after the Reorganization because each
Fund has identical investment objectives and substantially the same principal investment strategies;
(2)	Turner and Mellon Capital as the sub-advisors responsible for managing the assets of the Acquiring Fund following the Reorganization may be expected to continue to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Acquiring Fund, which has a substantially larger asset base than the
Acquired Fund, has outperformed the Acquired Fund for each of the one- and three-year periods ended April 30, 2008, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and
(4)	the Acquiring Fund has a lower advisory fee rate and lower operating expense ratios than the Acquired Fund.

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of October 31, 2007, the Acquiring Fund had no accumulated capital loss carryforward.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The Acquired Fund will pay or cause to be paid all fees and expenses in connection with the Reorganization, which are estimated to total $13,000.

     The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of April 30, 2008, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred as of that date.

			NET ASSET	SHARES
		NET ASSETS	VALUE	OUSTANDING
	SHARE CLASS	(000S)	PER SHARE	(000S)
MIDCAP GROWTH FUND I
ACQUIRED FUND	Class A	$ 2,986	$10.73	278
	Class C	338	10.61	32
	Institutional	276,989	11.00	25,186
	R-1	1,628	10.60	154
	R-2	3,371	10.60	318
	R-3	4,966	10.70	464
	R-4	5,387	10.82	498
	R-5	5,098	10.88	469
TOTAL ACQUIRED FUND		$300,763		27,399

MIDCAP GROWTH FUND III
ACQUIRING FUND	Class A	$ 36,529	$10.10	3,618
	Class B	10,262	9.86	1,041
	Class C	1,468	10.05	146
	Class J	34,667	9.66	3,590
	Institutional	632,639	10.33	61,234
	R-1	1,250	9.98	125
	R-2	12,927	10.11	1,279
	R-3	32,172	10.42	3,086
	R-4	26,073	10.42	2,501
	R-5	20,302	10.57	1,921
TOTAL ACQUIRING FUND		$808,289		78,541

REDUCTION IN NET	Class A	*	**	***
ASSETS AND DECREASE IN	Class C	*	**	***
NET ASSET VALUES PER	Institutional	$(13)	$(0.00)	(1)
SHARE OF THE ACQUIRED	R-1	*	**	***
FUND TO REFLECT THE	R-2	*	**	***
ESTIMATED EXPENSES OF	R-3	*	**	***
THE REORGANIZATION	R-4	*	**	***
	R-5	*	**	***

INCREASE IN SHARES	Class A			18
OUTSTANDING OF THE	Class C			2
ACQUIRED FUND TO	Institutional			1,628
REFLECT THE EXCHANGE	R-1			9
FOR SHARESOF THE	R-2			15
ACQUIRING FUND	R-3			13
	R-4			19
	R-5			13

MIDCAP GROWTH FUND III
ACQUIRING FUND
(PRO FORMA ASSUMING REORGANIZATION)
	Class A	$39,515	$10.10	3,914
	Class B	10,262	9.86	1,041
	Class C	1,806	10.05	180
	Class J	34,667	9.66	3,590
	Institutional	909,615	10.33	88,047
	R-1	2,878	9.98	288
	R-2	16,298	10.11	1,612
	R-3	37,138	10.42	3,563
	R-4	31,460	10.42	3,018
	R-5	25,400	10.57	2,403
TOTAL ACQUIRING FUND		$1,109,039		107,656
(PRO FORMA ASSUMING
REORGANIZATION)

*	Less than $500.
**	Per share amount is less than $.005.
***	Less than 500 shares.

     ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The PFI Statement of Additional Information contains additional information about investment strategies and their related risks.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Warrants

     Each of the Funds may invest in warrants though neither of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial

Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Exchange Traded Funds (ETFs)

     These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Small and Medium Capitalization Companies

     The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Funds may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and

•	the counterparty may fail to perform its obligations.

Initial Public Offerings (“IPOs”)

     An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Foreign Investing

      The Funds may invest in securities of foreign companies, which are:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate. Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Multiple Classes of Shares

     The Board has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquiring Fund currently offers the following shares: Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 (collectively referred to as “Retirement Class Shares”), Class A, Class B, Class C, Class J, and Institutional Class shares. The Acquired Fund offers the same shares with the exception of Class B and Class J shares. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. The Acquiring Fund may offer additional share classes in the future.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.

     Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

Institutional and Retirement Class Shares

     Institutional and Retirement class shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional and Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Ongoing fees

     Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

     Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

The Retirement Class shares may also be charged the following fees:

•	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain Retirement Class shares. Under the plan, the Class R-1, R-2, R-3, and R-4 shares of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

•	Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.

•	Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

     Princor and PFD are the Funds’ principal underwriters for Institutional Class and Retirement Class shares. They may, from time-to-time, at their expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor, PFD, or their affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s and PFD’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s and PFD’s resources and from their retention of underwriting concessions.

Class A and Class C shares

     Class A and Class C shares of a Fund may pay both one-time fees and ongoing fees as described below.

One-time fees

•	You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class C shares).

•	Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.

•	Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

•	An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A and Class C shares of $30,000 or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code); or to satisfy minimum distribution rules imposed by the Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

Ongoing Fees

     Class A and Class C shares of the Funds pays various ongoing fees to PMC and others who provide services. Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

      The share classes of the Funds pay the following ongoing fees:

•	Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and corporate administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

•	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 under the 1940 Act for its Class A and Class C shares. Under the plan, each such share class of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by the Distributor of each Fund and other selling dealers. See “Distribution Plans and Additional Information Regarding Intermediary Compensation” below.

•	Transfer Agent Fee – Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with PFI under which PSS provides transfer agent services to the Class A and Class C shares of the Funds. These services are currently provided at cost.

     Class A and Class C shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A and Class C shareholders and the cost of shareholder meetings held solely for Class A and Class C shares.

     PSS registers Class A and Class C shares with the states, and each of the Funds pays the cost associated with this activity under the terms of the Transfer Agency Agreement.

     You may obtain more information about sales charge reductions and waivers through a link on PFI’s website at www.PrincipalFunds.com, from the Statement of Additional Information, or from your Investment Representative.

Distribution Plans and Additional Information Regarding Intermediary Compensation

Institutional Class Shares

      Neither Fund has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares

     PFI has adopted Distribution and Service Plans under Rule 12b-1 under the 1940 Act (each, a “12b-1 plan”) for the Class R-1, R-2, R-3, and R-4 shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

     The Distributors for the Retirement share classes of Principal Funds described in this prospectus are Princor and PFD, both wholly owned subsidiaries of PFG. The term “Distributors” as used in this section refers to both Princor and PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

     Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

     Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class A and Class C shares

     PFI has adopted Distribution and Service Plans under 12b-1 under the 1940 Act (each, a “12b-1 plan”) for Class A and Class C shares of each of the Funds. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

      The Distributor for Class A and Class C shares is PFD.

     The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
Class A	0.25%
Class C	1.00%

     Service Fees. PFD may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from PFD, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.

     Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class C shareholders, together with any applicable sales charge, are paid to PFD. PFD generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commission payments for Class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

     Commissions, Finders’ Fees and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by PFD to financial intermediaries selling Class A shares. PFD may pay these financial intermediaries a finders’ fee of up to 1.00% on purchases of

$1,000,000 or more. PFD may pay financial intermediaries a fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges. Additionally, PFD generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

     In the case of Class C shares, PFD will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, PFD generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

     Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/ or related recordkeeping services.

     The amounts paid to financial intermediaries and plan record-keepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Other Payments to Financial Intermediaries

     Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Acquired and Acquiring Funds. These financial intermediaries receive compensation from the Distributors and their affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, and trust companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributors and their affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributors. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

     Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributors and their affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

     A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributors access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ‘‘preferred list.’’ The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the and related investor services.

     Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (‘‘ticket’’) charges, and general marketing expenses.

     In connection with PMC’s December 2006 purchase of WM Advisors, the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to PMC with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to PMC and its affiliates from assets under management in funds and other financial products advised by PMC and its affiliates (including the Acquired and Acquiring Funds) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WM

Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to PMC with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

     As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation	National Financial Services Corp.
Advest, Inc.	National Investors Corporation
A.G. Edwards & Sons, Inc.	National Planning Corporation
AIG Advisors, Inc.	NFP Securities, Inc.
American Portfolios Financial Services, Inc.	Oppenheimer & Co., Inc.
Ameriprise Financial Services Corp.	Pacific Select Distributors, Inc.
Associated Financial Group	Pershing Piper Jaffray & Co.
Associated Securities Corp.	ProEquities, Inc.
AXA Advisors, LLC	Prospera Financial Services, Inc.
Cadaret, Grant & Co., Inc.	Prudential Investment Management
Charles Schwab & Co., Inc.	Services, LLC
Citigroup Global Markets, Inc.	Raymond James & Associates, Inc.
Commonwealth Financial Network	Raymond James Financial Services, Inc.
Farmers Financial Solutions, LLC	RBC Dain Rauscher, Inc.
FFP Securities, Inc.	Royal Alliance Associates, Inc.
FSC Securities Corporation	Scottrade, Inc.
G.A. Repple & Company	Securities America, Inc.
H. Beck, Inc.	Sentra Securities Corp./Spelman and
INVEST Financial Corporation	Co., Inc.
Investacorp, Inc.	SII Investments, Inc.

Investment Advisors & Consultants, Inc.	Sorrento Pacific Financial, LLC
Investment Centers of America, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	SunAmerica Securities, Inc.
Jefferson Pilot Securities Corporation	Triad Advisors, Inc.
Linsco/Private Ledger Corp.	UBS Financial Services, Inc.
McDonald Investments, Inc.	United Planners’ Financial Services of
Merrill Lynch, Pierce, Fenner & Smith Inc.	America
M.L. Stern & Co.	Wachovia Securities, LLC
Morgan Stanley DW, Inc.	WM Financial Services, Inc.
Mutual Service Corporation	Waterstone Financial Group, Inc.

      To obtain a current list of such firms, call 1-800-222-5852.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor when selecting brokers to effect portfolio transactions.

     Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Dividends and Distributions

     The Acquired and Acquiring Funds pay their net investment income on an annual basis. The payment date is the last business day of the year. Payments are made to shareholders of record on the business day prior to the payment date. You may ask to have your dividends paid to you in cash. If you do not request cash payments, your dividend payment will be reinvested back into additional shares of the Funds.

     Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds it assets.

       NOTES:

•	A Fund’s declaration of income dividends and capital gains has the effect of reducing the share price by the amount of the dividend or capital gain declared.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

•	Special tax rules apply to dividends and distributions paid to retirement plans.

Pricing of Fund Shares

     The shares of the Funds are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

      For each of the Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares owned in that class.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If PMC believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchases, Redemptions, and Exchanges of Shares

     The purchase, redemption and exchange procedures with respect to shares of the Acquired and Acquiring Funds are the same. These procedures vary based on the class of shares owned.

Purchases of Shares

     Institutional Class shares may be purchased from Princor or PFD, the principal underwriters for this class. There are no sales charges on Institutional Class shares. There are no restrictions on amounts to be invested in Institutional Class shares.

     Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

     The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Retirement Class Shares may be purchased:

•	via the internet
	•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members
	•	available 7 days a week (7 a.m. to 9 p.m. Central Time

•	using a modem
	•	plan contributions transferred electronically
	•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members
	•	available 24 hours a day, 7 days a week

     To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of the Fund and its shareholders.

     Class A and Class C shares. Information regarding sales charges and dealer reallowances are provided below.

     Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,

•	the amount of time you plan to hold the investment, and

•	any plans to make additional investments in PFI.

     Please consult with your Investment Representative before choosing the class of shares that is appropriate for you.

     Fund and share class selections must be made at the time of purchase. If you are making an initial purchase of PFI Funds of $100,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PFI Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A and Class C share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

CLASS A SHARES

Initial Sales Charge

•	You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.

•	If you invest $50,000 or more, the sales charge is reduced.

•	You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”

•	Sales charges might be reduced under the Rights of Accumulation or Statement of Intention, as described below.

Sales Charge Waiver or Reduction (Class A shares)

     Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

     To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

•	No initial sales charge will apply to purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

•	No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the PFI Funds (other than the PFI

Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify PFI at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

•	A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

	•	by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account).

This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;

	•	by the Premier Credit Union;

	•	by non-ERISA clients of Principal Global Investors LLC;

	•	by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Financial Services Corporation (“Princor”) or the Distributor;

	•	through a “wrap account” offered by Princor or through broker- dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

	•	to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

	•	by accounts established as a result of the conversion of Class R shares of the Fund;

	•	by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;

•	by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;

•	by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;

•	by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•	existing participants in Employer-Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had a least $1 million in PFI as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and

•	new participants in such Employer-Sponsored Plans that had at least $2.8 million in PFI as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

Purchase at a Reduced Initial Sales Charge (Class A Shares)

1)	Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of
PFI owned by such persons, to determine the applicable sales charge.
Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other PFI Fund shares. If the total amount being invested in PFI is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2)	Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI.
The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.
3)	Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a payroll deduction plan
(“Employer Sponsored Plan”) established prior to March 1, 2002 with
Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than
$250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short
Bond and LargeCap S&P 500 Index Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

     Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

       Class A shares of the Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Class A shares purchased with proceeds from the redemption of Class A shares of other PFI Funds within 60 days of the redemption are not subject to an initial sales charge provided the shareholder notifies PFI that the purchase proceeds are from the redemption of Class A shares. Your sales charge may be reduced for larger purchases as indicated below.

Class A Sales Charges – Acquired and Acquiring Funds

			Dealer
	Sales Charge as % of		Allowance
	Offering	Amount	as % of
Amount of Purchase	Price	Invested	Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

*	PFD may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

     Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million or more are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. PFD may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

CLASS C SHARES

     Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intention, to purchase Class A shares.

     PFI seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the PFI Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares.

     The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by PFI or its servicing agent, with no initial sales charge.

•	A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.

•	Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

     Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. It is the responsibility of the shareholder to notify PFI at the time of the repurchase if the purchase proceeds are from a redemption of Class C shares. Shares purchased with redemption proceeds are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class C shares which will be subject to the twelve month CDSC.

     PFD currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

     Contingent Deferred Sales Charge (‘’CDSC’’) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under ‘’CDSC Calculation and Waivers.’’

CDSC CALCULATION AND WAIVERS

     The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.

     In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

       The CDSC is waived on shares which are sold:

•	within 90 days after an account is re-registered due to a shareholder’s death;

•	due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;

•	to pay surrender charges; or

•	involuntarily from small balance accounts.

NOTE: To have your CDSC waived, you must let your advisor or PFI know at the time you redeem shares that you qualify for such a waiver.

     Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

     Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers’ checks, credit card checks, and foreign checks.

     Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit

     Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your PFI account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares PFI will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan

     Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Redemptions of Shares

     Institutional Class Shares of the Fund may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form. The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Retirement Class Shares may be sold back to the Fund any day the NYSE is open, subject to any restrictions imposed by a plan. For more information about how to sell shares of the Funds, including any charges that a plan may impose, please consult the plan. The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this information statement/prospectus.

Redemption Fees

     The Board of Directors of both, the Acquiring and the Acquired, Funds have determined that it is not necessary to impose a fee upon the redemption of fund shares, because both Funds have adopted transfer restrictions as described in “Exchange of Fund Shares.”

       Class A and Class C Shares. After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 Calendar days or more. A sell order from one owner is binding on all joint owners.

      * a day when the NYSE is open for normal business.

     Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

        Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration); and

•	mailed to the address on the account (if not changed within last month) or previously authorized bank account.

     For other payment arrangements, please call PFI. You should also call PFI for special instructions that may apply to sales from accounts:

•	when an owner has died; or

•	owned by corporations, partnerships, agents or fiduciaries.

     Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, each Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by the federal securities law.

–Sell Shares By Mail

•	Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to the address specified on your account statement.

•	Specify the Fund and account number.

•	Specify the number of shares or the dollar amount to be sold.

•	A medallion signature guarantee* will be required if the:

• sell order is for more than $100,000;

• check is being sent to an address other than the account address;

• account address has been changed within thirty days of the sell order; or

•	check is payable to a party other than the account shareholder(s) or Principal Life.

	•	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

–Sell Shares in Amounts of $100,000 or Less by Telephone

•	The request may be made by a shareholder or by the shareholder’s Investment Representative

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last thirty days and telephone privileges must apply to the account from which the shares are being sold.

•	If our phone lines are busy, you may need to send in a written sell order.

•	To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

•	If previously authorized, checks can be sent to a shareholder’s U.S. bank account.

–Periodic Withdrawal Plans

     You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•	sell enough shares to provide a fixed amount of money ($25 minimum amount);

•	pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

      You may set up a periodic withdrawal plan by:

•	completing the applicable section of the application; or

•	sending us your written instructions; or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

     Your periodic withdrawal plan continues until:

•	you instruct us to stop; or

•	your Fund account balance is zero.

     When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

     The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

     Excessive Trading Fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described under “Frequent Purchases and Redemptions” below. If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

      Class A and Class C shares

     Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any PFI Fund Class A shares without a sales charge if the shares that were sold were Class A shares, or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CSDC. It is the responsibility of the shareholder to notify PFI at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

     The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make the payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this information statement/prospectus.

Exchanges

Institutional and Retirement Class shares

     An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the plan, and

•	the share class of such other Fund is available in the shareholder’s state of residence.

     All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

     If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PMC believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Class A and Class C shares

     Class A and Class C shares may be exchanged without a sales charge or CDSC for the same class of any other PFI Fund (except Money Market). PFI reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

       You may exchange shares by:

•	sending a written request to the address provided on your account statement,

•	completing an Exchange Authorization Form (available on www.PrincipalFunds.com),

•	via the Internet at www.PrincipalFunds.com, or

•	calling us, if you have telephone privileges on the account.

Automatic exchange election

     This election authorizes an exchange from one PFI Fund to another on a monthly, quarterly, semiannual, or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application;

•	calling us if telephone privileges apply to the account from which the exchange is to be made; or

•	sending us your written instructions.

       Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or

•	your Fund account balance is zero.

     You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•	An exchange by any joint owner is binding on all joint owners.

•	If you do not have an existing account in the PFI Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.

•	All exchanges are subject to the minimum investment and eligibility requirements of the PFI Fund being acquired.

•	You may acquire shares of a PFI Fund only if its shares are legally offered in your state of residence.

•	For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).

     When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership;

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;

•	a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

     The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

     Each Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

     Excessive Trading fee. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions

     The PFI Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

     Frequent purchases and redemptions pose a risk to the PFI Funds because they may:

•	Disrupt the management of the PFI Funds by:

	•	forcing the PFI Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and

	•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the PFI Funds due to:

	•	increased broker-dealer commissions and

	•	increased recordkeeping and related costs.

     Certain PFI Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities, including the Acquired and Acquiring Funds, may appeal to investors attempting to take advantage of time-zone arbitrage. It is necessary to identify such abusive trading practices because the abuses described above will negatively impact the Fund.

     The PFI Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Boards of Directors of the Funds have also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While the policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that all instances of abusive trading will be identified and prevented and the Funds may be negatively impacted and may cause investors to suffer the harms described. When abusive trading is identified, the policies and procedures will be applied in a fair and uniform manner. The following actions may include, but not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;

•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year;

•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.

     Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of Class A, B, C, and J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code). The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

     If an intermediary is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

     The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares.

     Generally, dividends paid by the Funds from net short-term capital gains will be taxed as ordinary income. Distributions properly designated by a Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of a PFI Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

     The information contained in this Information Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

     PFI will publish month-end portfolio holdings information for the PFI Funds on the principal.com website and the PrincipalFunds.com website on the 15th business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until PFI files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website.

     Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of PFI’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of September 2, 2008, Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

MidCap Growth Fund I		MidCap Growth Fund III
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
A	298,328.173	A	3,584,257.418
		B	984,125.156
C	32,321.959	C	151,191.496
		J	3,516,327.218
Institutional	24,543,931.104	Institutional	68,067,046.121
R-1	166,114.109	R-1	129,088.660
R-2	306,189.527	R-2	1,219,403.582
R-3	511,137.150	R-3	3,834,030.631
R-4	509,657.316	R-4	2,819,917.084
R-5	483,822.532	R-5	1,917,766.112

     As of the September 2, 2008, Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the September 2, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:

		Percentage of
Share Class	Name/Address of Shareholder	Ownership
A	LINDA L LONNBERG-PARDINI TR	5.40%
	LINDA L LONNBERG-PARDINI
	TRUST UA DEC 02 2003
	1947 CHALON GLEN CT
	LIVERMORE CA 94550-8206

C	PRINCIPAL LIFE INSURANCE CO	11.78
	CUST IRA WILLIAM J GRUDZINSKI JR
	608 NORTH ST WASHINGTON IL 61571-1590
C	PERSHING LLC	5.98

	P O BOX 2052 JERSEY CITY NJ 07303-2052
C	PRINCIPAL LIFE INSURANCE CO	8.04
	CUST IRA OF PAUL S UDOWYCHENKO
	PO BOX 306 BELLE MEAD NJ 08502-0306

C	PRINCIPAL LIFE INSURANCE CO	7.20
	CUST IRA R/O DEBRA J SCHWANEN
	48W16125 LONE OAK LN
	MENOMONEE FLS WI 53051-7529

C	PRINCIPAL LIFE INSURANCE CO	5.26
	CUST IRA OF BARBARA REED
	12440 MOSS RANCH RD
	MIAMI FL 33156-5717

C	PRINCIPAL LIFE INSURANCE CO	6.08
	CUST IRA R/O NORA V CLAVIJO
	13428 SW 62ND ST APT I109
	MIAMI FL 33183-5081

Institutional	PRINCIPAL LIFE INSURANCE CO	99.91
	C/O PENSION TRADE DESK
	PO BOX 9397 DES MOINES, IA 50306-9397

R-1	DELAWARE CHARTER GUARANTEE & TRUST	99.73
	FBO VARIOUS QUALIFIED PLANS
	711 HIGH STREET DES MOINES, IA 50303

R-2	DELAWARE CHARTER GUARANTEE & TRUST	92.49
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN: RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-2	DCGT AS TTEE AND/OR CUST	7.50
	FBO PRINCIPAL FINANCIAL GROUP
	NON-QUALIFIED PRIN ADVTG OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50303

R-3	DELAWARE CHARTER GUARANTEE & TRUST	94.82
	FBO VARIOUS QUALIFIED PLANS
	711 HIGH STREET DES MOINES, IA 50303

R-4	DELAWARE CHARTER GUARANTEE & TRUST	99.11
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES, IA 50392

R-5	DELAWARE CHARTER GUARANTEE & TRUST	50.49
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN: RIS NPIO TRADE DESK

R-5	DCGT AS TTEE AND/OR CUST	48.25
	FBO MEDICAL SERVICES OF
	NORTHWEST ARKANSAS
	ATTN NPIO TRADE DESK
	711 HIGH ST DES MOINES IA 50309-2732

     As of the September 2, 2008, Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

	Percentage of	Percentage of
Share Class	Name/Address of Shareholder	Ownership
C	FIRST CLEARING, LLC A/C 5443-3893	8.09%
	FRANK P LYONS & MARY T LYONS JT TEN
	PO BOX 972 OLD TUXEDO ROAD

Institutional	LIFETIME 2020 FUND	9.16
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH ST DES MOINES IA 50392-0001

Institutional	LIFETIME 2040 FUND	5.52
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH ST DES MOINES IA 50309-2732

Institutional	LIFETIME 2030 FUND	9.53
	ATTN MUTUAL FUND ACCOUNTING H-221
	711 HIGH ST DES MOINES IA 50392-0001

Institutional	PRINCIPAL LIFE INSURANCE CO	70.61
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-1	DELAWARE CHARTER GUARANTEE & TRUST	99.99
	FBO VARIOUS QUALIFIED PLANS
	711 HIGH STREET DES MOINES IA 50303

R-2	DELAWARE CHARTER GUARANTEE & TRUST	99.70
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-3	DELAWARE CHARTER GUARANTEE & TRUST	98.41
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-4	DELAWARE CHARTER GUARANTEE & TRUST	99.79
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

R-5	DCGT AS TTEE AND/OR CUST	12.77
	FBO MEDICAL SERVICES OF
	NORTHWEST ARKANSAS
	ATTN NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50309-2732

R-5	DELAWARE CHARTER GUARANTEE & TRUST	81.42
	FBO VARIOUS QUALIFIED PLANS
	FBO PRINCIPAL FINANCIAL GROUP
	ATTN RIS NPIO TRADE DESK
	711 HIGH STREET DES MOINES IA 50392

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of the Acquired Fund, which has been in operation for less than five years) and for the semi-annual period ending April 30, 2008. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2003 through October 31, 2007 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2008 has not been audited.

PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

MIDCAP GROWTH FUND III
R-3 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.35	$ 9.72	$ 8.99	$ 7.66	$ 7.45	$ 5.30
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.04)	(0.10)	(0.08)	(0.10)	(0.09)	(0.09)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.12)	3.01	0.88	1.43	0.30	2.24

Total From Investment Operations	(1.16)	2.91	0.80	1.33	0.21	2.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–	–	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–	–	–

Net Asset Value, End of Period	$ 10.42	$ 12.35	$ 9.72	$ 8.99	$ 7.66	$ 7.45

Total Return	(9.91)%(c)	30.65%	8.87%	17.36%	2.82%	40.57%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 32,172	$ 32,810	$ 29,290	$ 17,158	$ 13,413	$ 4,371
Ratio of Expenses to Average
Net Assets	1.56%(d)	1.57%	1.57%	1.57%	1.47%	1.56%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.57%(e)	1.57%(e)
Ratio of Net Investment Income
to Average Net Assets	(0.85)%(d)	(0.98)%	(0.85)%	(1.19)%	(1.17)%	(1.33)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)	163.7%	163.3%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND III
R-2 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.01	$ 9.47	$ 8.78	$ 7.49	$ 7.30	$ 5.21
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.05)	(0.12)	(0.09)	(0.11)	(0.10)	(0.09)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.08)	2.94	0.85	1.40	0.29	2.18

Total From Investment Operations	(1.13)	2.82	0.76	1.29	0.19	2.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–	–	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–	–	–

Net Asset Value, End of Period	$ 10.11	$ 12.01	$ 9.47	$ 8.78	$ 7.49	$ 7.30

Total Return	(9.94)%(c)	30.50%	8.63%	17.22%	2.60%	40.12%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 12,927	$ 14,941	$ 11,823	$ 9,866	$ 6,991	$ 2,461
Ratio of Expenses to Average
Net Assets	1.74%(d)	1.75%	1.75%	1.75%	1.65%	1.74%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.75%(e)	1.75%(e)
Ratio of Net Investment Income
to Average Net Assets	(1.02)%(d)	(1.16)%	(0.98)%	(1.37)%	(1.35)%	(1.52)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)	163.7%	163.3%

MIDCAP GROWTH FUND III
R-1 shares	2008(a)	2007	2006	2005
Net Asset Value, Beginning of Period	$ 11.88	$ 9.39	$ 8.72	$ 7.44
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.06)	(0.13)	(0.11)	(0.13)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.07)	2.90	0.85	1.41

Total From Investment Operations	(1.13)	2.77	0.74	1.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–

Net Asset Value, End of Period	$ 9.98	$ 11.88	$ 9.39	$ 8.72

Total Return	(10.06)%(c)	30.22%	8.46%	17.20%(c)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,250	$ 871	$ 528	$ 156
Ratio of Expenses to Average
Net Assets	1.87%(d)	1.88%	1.88%	1.88%
Ratio of Net Investment Income
to Average Net Assets	(1.18)%(d)	(1.30)%	(1.18)%	(1.60)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND III
Class A shares	2008(a)	2007	2006	2005(i)
Net Asset Value, Beginning of Period	$ 11.99	$ 9.46	$ 8.77	$ 8.40
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.05)	(0.12)	(0.09)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.07)	2.93	0.85	0.41

Total From Investment Operations	(1.12)	2.81	0.76	0.37
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–

Net Asset Value, End of Period	$ 10.10	$ 11.99	$ 9.46	$ 8.77

Total Return(j)	(9.88)%(c)	30.43%	8.64%	4.40%(c)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 36,529	$ 39,400	$ 27,926	$ 25,628
Ratio of Expenses to Average
Net Assets(k)	1.72%(d)	1.75%	1.75%	1.75%(d)
Ratio of Net Investment Income
to Average Net Assets	(1.00)%(d)	(1.17)%	(0.97)%	(1.40)%(d)
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(d),(f)

MIDCAP GROWTH FUND III
Class B shares	2008(a)	2007	2006	2005(i)
Net Asset Value, Beginning of Period	$ 11.78	$ 9.36	$ 8.75	$ 8.40
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.09)	(0.20)	(0.16)	(0.06)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.06)	2.90	0.84	0.41

Total From Investment Operations	(1.15)	2.70	0.68	0.35
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–

Net Asset Value, End of Period	$ 9.86	$ 11.78	$ 9.36	$ 8.75

Total Return(j)	(10.32)%(c)	29.55%	7.74%	4.17%(c)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 10,262	$ 12,895	$ 10,516	$ 10,436
Ratio of Expenses to Average
Net Assets(k)	2.50%(d)	2.50%	2.50%	2.50%(d)
Ratio of Net Investment Income
to Average Net Assets	(1.78)%(d)	(1.91)%	(1.71)%	(2.14)%(d)
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(d),(f)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND III
Class C shares	2008(a)	2007(l)
Net Asset Value, Beginning of Period	$ 11.99	$ 9.79
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.09)	(0.17)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.08)	2.37

Total From Investment Operations	(1.17)	2.20
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	–

Total Dividends and Distributions	(0.77)	–

Net Asset Value, End of Period	$ 10.05	$ 11.99

Total Return(j)	(10.31)%(c)	22.47%(c)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,468	$ 1,070
Ratio of Expenses to Average
Net Assets(k)	2.50%(d)	2.50%(d)
Ratio of Net Investment Income
to Average Net Assets	(1.80)%(d)	(1.94)%(d)
Portfolio Turnover Rate	157.3%(d)	144.9%

MIDCAP GROWTH FUND III
Class J shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 11.50	$ 9.08	$ 8.43	$ 7.20	$ 7.03	$ 5.03
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.05)	(0.11)	(0.09)	(0.12)	(0.12)	(0.10)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.02)	2.81	0.81	1.35	0.29	2.10

Total From Investment Operations	(1.07)	2.70	0.72	1.23	0.17	2.00
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–	–	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–	–	–

Net Asset Value, End of Period	$ 9.66	$ 11.50	$ 9.08	$ 8.43	$ 7.20	$ 7.03

Total Return(g)	(9.86)%(c)	30.49%	8.51%	17.08%	2.42%	39.76%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 34,667	$ 38,498	$ 27,963	$ 22,011	$ 15,436	$ 9,625
Ratio of Expenses to Average
Net Assets	1.68%(d)	1.72%	1.78%	1.89%	1.92%	1.95%
Ratio of Gross Expenses to
Average Net Assets(h)	–	–	1.78%	1.89%	2.02%(e)	2.72%(e)
Ratio of Net Investment Income
to Average Net Assets	(0.96)%(d)	(1.13)%	(1.02)%	(1.51)%	(1.63)%	(1.73)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)	163.7%	163.3%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND III
Institutional shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.21	$ 9.56	$ 8.80	$ 7.45	$ 7.20	$ 5.10
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.02)	(0.04)	(0.02)	(0.06)	(0.04)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.09)	2.97	0.85	1.41	0.29	2.14

Total From Investment Operations	(1.11)	2.93	0.83	1.35	0.25	2.10
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–	–	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–	–	–

Net Asset Value, End of Period	$ 10.33	$ 12.21	$ 9.56	$ 8.80	$ 7.45	$ 7.20

Total Return	(9.61)%(c)	31.39%	9.41%	18.12%	3.47%	41.18%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 632,639	$ 536,957	$ 324,293	$ 275,439	$ 9	$ 8
Ratio of Expenses to Average
Net Assets	0.99%(d)	1.00%	1.00%	1.00%	0.89%	0.99%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.00%(e)	1.00%(e)
Ratio of Net Investment Income
to Average Net Assets	(0.29)%(d)	(0.42)%	(0.22)%	(0.65)%	(0.60)%	(0.76)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)	163.7%	163.3%

MIDCAP GROWTH FUND III
R-5 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.49	$ 9.79	$ 9.04	$ 7.67	$ 7.43	$ 5.26
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.03)	(0.07)	(0.05)	(0.07)	(0.07)	(0.07)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.12)	3.05	0.87	1.44	0.31	2.24

Total From Investment Operations	(1.15)	2.98	0.82	1.37	0.24	2.17
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–	–	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–	–	–

Net Asset Value, End of Period	$ 10.57	$ 12.49	$ 9.79	$ 9.04	$ 7.67	$ 7.43

Total Return	(9.71)%(c)	31.16%	9.05%	17.86%	3.23%	41.25%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 20,302	$ 20,495	$ 27,099	$ 10,711	$ 8,533	$ 7,384
Ratio of Expenses to Average
Net Assets	1.25%(d)	1.26%	1.26%	1.26%	1.15%	1.24%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.26%(e)	1.26%(e)
Ratio of Net Investment Income
to Average Net Assets	(0.54)%(d)	(0.67)%	(0.48)%	(0.88)%	(0.86)%	(1.03)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)	163.7%	163.3%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND III
R-4 shares	2008(a)	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.34	$ 9.69	$ 8.95	$ 7.61	$ 7.38	$ 5.25
Income from Investment Operations:
Net Investment Income
(Operating Loss)(b)	(0.03)	(0.09)	(0.08)	(0.09)	(0.08)	(0.07)
Net Realized and Unrealized Gain
(Loss) on Investments	(1.12)	3.02	0.89	1.43	0.31	2.20

Total From Investment Operations	(1.15)	2.93	0.81	1.34	0.23	2.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.77)	(0.28)	(0.07)	–	–	–

Total Dividends and Distributions	(0.77)	(0.28)	(0.07)	–	–	–

Net Asset Value, End of Period	$ 10.42	$ 12.34	$ 9.69	$ 8.95	$ 7.61	$ 7.38

Total Return	(9.83)%(c)	30.96%	9.03%	17.61%	3.12%	40.57%
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 26,073	$ 27,327	$ 17,680	$ 226	$ 124	$ 408
Ratio of Expenses to Average
Net Assets	1.37%(d)	1.38%	1.38%	1.38%	1.24%	1.37%
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.38%(e)	1.38%(e)
Ratio of Net Investment Income
to Average Net Assets	(0.66)%(d)	(0.80)%	(0.77)%	(1.01)%	(0.99)%	(1.14)%
Portfolio Turnover Rate	157.3%(d)	144.9%	145.8%	185.7%(f)	163.7%	163.3%

(a) Six months ended April 30, 2008.
(b) Calculated based on average shares outstanding during the period.
(c) Total return amounts have not been annualized.
(d) Computed on an annualized basis.
(e) Expense ratio without commission rebates.
(f) Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.
(g) Total return is calculated without the contingent deferred sales charge.
(h) Excludes expense reimbursement from Manager.
(i) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(j) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(k) Reflects Manager’s contractual expense limit.
(l) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.17 per share from January 10, 2007, through January 16,
2007.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

MIDCAP GROWTH FUND I
R-3 shares	2008(a)	2007	2006	2005	2004(b
Net Asset Value, Beginning of Period	$ 13.05	$ 12.62	$ 11.80	$ 10.16	$ 10.24
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.04)	(0.06)	(0.07)	(0.10)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.91)	2.08	1.61	1.74	(0.04)

Total From Investment Operations	(0.95)	2.02	1.54	1.64	(0.08)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–	–

Net Asset Value, End of Period	$ 10.70	$ 13.05	$ 12.62	$ 11.80	$ 10.16

Total Return	(7.94)%(d)	17.50%	13.38%	16.14%	(0.78)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 4,966	$ 3,329	$ 2,601	$ 1,206	$ 735
Ratio of Expenses to Average
Net Assets	1.58%(e)	1.57%	1.57%	1.57%	1.44%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.57%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.69)%(e)	(0.52)%	(0.59)%	(0.88)%	(0.86)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%	91.1%(e)

MIDCAP GROWTH FUND I
R-2 shares	2008(a)	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$ 12.96	$ 12.56	$ 11.77	$ 10.15	$ 10.24
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.04)	(0.09)	(0.09)	(0.12)	(0.05)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.92)	2.08	1.60	1.74	(0.04)

Total From Investment Operations	(0.96)	1.99	1.51	1.62	(0.09)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–	–

Net Asset Value, End of Period	$ 10.60	$ 12.96	$ 12.56	$ 11.77	$ 10.15

Total Return	(8.08)%(d)	17.34%	13.15%	15.96%	(0.88)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 3,371	$ 3,685	$ 1,729	$ 522	$ 241
Ratio of Expenses to Average
Net Assets	1.76%(e)	1.75%	1.75%	1.75%	1.72%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.75%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.85)%(e)	(0.73)%	(0.74)%	(1.05)%	(1.22)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%	91.1%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND I
R-1 shares	2008(a)	2007	2006	2005
Net Asset Value, Beginning of Period	$ 12.96	$ 12.57	$ 11.80	$ 10.19
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.05)	(0.11)	(0.11)	(0.13)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.91)	2.09	1.60	1.74

Total From Investment Operations	(0.96)	1.98	1.49	1.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–

Net Asset Value, End of Period	$ 10.60	$ 12.96	$ 12.57	$ 11.80

Total Return	(8.08)%(d)	17.22%	12.93%	15.80%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 1,628	$ 1,103	$ 232	$ 130
Ratio of Expenses to Average
Net Assets	1.89%(e)	1.88%	1.88%	1.88%
Ratio of Net Investment Income
to Average Net Assets	(1.00)%(e)	(0.91)%	(0.87)%	(1.09)%
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%

MIDCAP GROWTH FUND I
Class A shares	2008(a)	2007	2006	2005(h)
Net Asset Value, Beginning of Period	$ 13.10	$ 12.68	$ 11.87	$ 11.47
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.04)	(0.09)	(0.09)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.93)	2.10	1.62	0.44

Total From Investment Operations	(0.97)	2.01	1.53	0.40
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–

Net Asset Value, End of Period	$ 10.73	$ 13.10	$ 12.68	$ 11.87

Total Return(i)	(8.07)%(d)	17.32%	13.21%	3.49%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 2,986	$ 3,573	$ 1,722	$ 365
Ratio of Expenses to Average
Net Assets(j)	1.75%(e)	1.75%	1.75%	1.75%(e)
Ratio of Net Investment Income
to Average Net Assets	(0.83)%(e)	(0.75)%	(0.76)%	(0.90)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND I
Class C shares	2008(a)	2007(k)
Net Asset Value, Beginning of Period	$ 13.02	$ 11.69
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.08)	(0.16)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.93)	1.49

Total From Investment Operations	(1.01)	1.33
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	–

Total Dividends and Distributions	(1.40)	–

Net Asset Value, End of Period	$ 10.61	$ 13.02

Total Return(i)	(8.45)%(d)	11.38%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 338	$ 332
Ratio of Expenses to Average
Net Assets(j)	2.50%(e)	2.50%(e)
Ratio of Net Investment Income
to Average Net Assets	(1.58)%(e)	(1.58)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%

MIDCAP GROWTH FUND I
Institutional shares	2008(a)	2007	2006	2005	2004(g)
Net Asset Value, Beginning of Period	$ 13.34	$ 12.80	$ 11.90	$ 10.18	$ 10.00
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	–	–	–	(0.03)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.94)	2.13	1.62	1.75	0.22

Total From Investment Operations	(0.94)	2.13	1.62	1.72	0.18
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–	–

Net Asset Value, End of Period	$ 11.00	$ 13.34	$ 12.80	$ 11.90	$ 10.18

Total Return	(7.67)%(d)	18.18%	13.97%	16.90%	1.80%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 276,989	$ 311,595	$ 249,162	$ 250,351	$ 128,884
Ratio of Expenses to Average
Net Assets	1.01%(e)	1.00%	1.00%	1.00%	0.98%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.00%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.09)%(e)	0.02%	0.01%	(0.30)%	(0.49)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%	91.1%(e)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

MIDCAP GROWTH FUND I
R-5 shares	2008(a)	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$ 13.23	$ 12.73	$ 11.87	$ 10.17	$ 10.24
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.02)	(0.04)	(0.03)	(0.06)	(0.03)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.93)	2.13	1.61	1.76	(0.04)

Total From Investment Operations	(0.95)	2.09	1.58	1.70	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–	–

Net Asset Value, End of Period	$ 10.88	$ 13.23	$ 12.73	$ 11.87	$ 10.17

Total Return	(7.82)%(d)	17.94%	13.65%	16.72%	(0.68)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 5,098	$ 4,921	$ 1,295	$ 1,016	$ 161
Ratio of Expenses to Average
Net Assets	1.27%(e)	1.26%	1.26%	1.26%	1.23%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.26%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.35)%(e)	(0.29)%	(0.28)%	(0.56)%	(0.67)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%	91.1%(e)

MIDCAP GROWTH FUND I
R-4 shares	2008(a)	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$ 13.16	$ 12.67	$ 11.83	$ 10.17	$ 10.24
Income from Investment Operations:
Net Investment Income
(Operating Loss)(c)	(0.03)	(0.05)	(0.05)	(0.08)	(0.04)
Net Realized and Unrealized Gain
(Loss) on Investments	(0.91)	2.13	1.61	1.74	(0.03)

Total From Investment Operations	(0.94)	2.08	1.56	1.66	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(1.59)	(0.72)	–	–

Total Dividends and Distributions	(1.40)	(1.59)	(0.72)	–	–

Net Asset Value, End of Period	$ 10.82	$ 13.16	$ 12.67	$ 11.83	$ 10.17

Total Return	(7.78)%(d)	17.95%	13.52%	16.32%	(0.68)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period
(in thousands)	$ 5,387	$ 3,603	$ 1,065	$ 314	$ 10
Ratio of Expenses to Average
Net Assets	1.39%(e)	1.38%	1.38%	1.38%	1.35%(e)
Ratio of Gross Expenses to
Average Net Assets	–	–	–	–	1.38%(e),(f)
Ratio of Net Investment Income
to Average Net Assets	(0.50)%(e)	(0.40)%	(0.40)%	(0.70)%	(0.86)%(e)
Portfolio Turnover Rate	99.2%(e)	120.6%	133.4%	84.5%	91.1%(e)

(a)	Six months ended April 30, 2008.

(b)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(c) Calculated based on average shares outstanding during the period.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Expense ratio without commission rebates.
(g) Period from December 29, 2003, date operations commenced, through October 31, 2004.
(h) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(i) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(j) Reflects Manager’s contractual expense limit.
(k) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16,
2007.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2007 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008 have also been incorporated by reference into the Statement of Additional Information. Copies of the Annual and Semi-Annual Reports are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

October 3, 2008 Des Moines, Iowa

Appendix A

FORM OF PLAN OF ACQUISITION

MidCap Growth Fund I and
MidCap Growth Fund III

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that MidCap Growth Fund III series of the Fund (“MidCap Growth III”) acquire all of the assets of MidCap Growth Fund I series of the Fund (“MidCap Growth I”) in exchange for the assumption by MidCap Growth III of all of the liabilities of MidCap Growth I and shares issued by MidCap Growth III which are thereafter to be distributed by MidCap Growth I pro rata to its shareholders in complete liquidation and termination of MidCap Growth I and in exchange for all of MidCap Growth I’s outstanding shares.

     MidCap Growth I will transfer to MidCap Growth III, and MidCap Growth III will acquire from MidCap Growth I, all of the assets of MidCap Growth I on the Closing Date and will assume from MidCap Growth I all of the liabilities of MidCap Growth I in exchange for the issuance of the number of shares of MidCap Growth III determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of MidCap Growth I in complete liquidation and termination of MidCap Growth I and in exchange for all of MidCap Growth I’s outstanding shares. MidCap Growth I will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by MidCap Growth I in proper form prior to the Closing Date shall be fulfilled by MidCap Growth I. Redemption requests received by MidCap Growth I thereafter will be treated as requests for redemption of those shares of MidCap Growth III allocable to the shareholder in question.

     MidCap Growth I will declare, and MidCap Growth III may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, MidCap Growth III will issue to MidCap Growth I a number of full and fractional shares of MidCap Growth III, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of MidCap Growth I. The aggregate value of the net assets of MidCap Growth I and MidCap Growth III shall be determined in accordance with the then current Prospectus of MidCap Growth III as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2008, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

       In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MidCap Growth III or MidCap Growth I to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, MidCap Growth I shall (a) distribute on a pro rata basis to the shareholders of record of MidCap Growth I at the close of business on the Closing Date the shares of MidCap Growth III received by MidCap Growth I at the Closing in exchange for all of MidCap Growth I’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of MidCap Growth III to shareholders of MidCap Growth I, MidCap Growth III shall credit its books an appropriate number its shares to the account of each shareholder of MidCap Growth I. No certificates will be issued for shares of MidCap Growth III. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of MidCap Growth I, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of MidCap Growth III to be credited on the books of MidCap Growth III in respect of such shares of MidCap Growth I as provided above.

     Prior to the Closing Date, MidCap Growth I shall deliver to MidCap Growth III a list setting forth the assets to be assigned, delivered and transferred to MidCap Growth III, including the securities then owned by MidCap Growth I and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MidCap Growth III pursuant to this Plan.

     All of MidCap Growth I’s portfolio securities shall be delivered by MidCap Growth I’s custodian on the Closing Date to MidCap Growth III or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of MidCap Growth III or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from MidCap Growth I’s account at its custodian to MidCap Growth III’s account at its custodian. If on the Closing Date MidCap Growth I is unable to make good delivery to MidCap Growth III’s custodian of any of MidCap Growth I’s portfolio securities because such securities have not yet been delivered to MidCap Growth I’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and MidCap Growth I shall deliver to MidCap Growth III’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MidCap Growth III, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MidCap Growth III.

     This Plan may be abandoned and terminated if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time. No amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of MidCap Growth I.

     Except as expressly provided otherwise in this Plan, MidCap Growth I will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by the President or its Executive Vice President as of the _______th day of __________, 2008.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
MidCap Growth Fund I

By: _____________________________
Nora Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
MidCap Growth Fund III

By:______________________________
Michael J. Beer, Executive Vice President

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Information Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Russell Midcap Growth Index is an unmanaged index that measure the investment returns of stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

B-1

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: October 3, 2008

     This Statement of Additional Information is available to the shareholders of the MidCap Growth Fund I (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the MidCap Growth Fund III (the "Acquiring Fund"), each of which is a separate series of Principal Funds, Inc. ( the "Reorganization").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Information Statement/Prospectus dated October 3, 2008, which describes the proposed Reorganization. The Information Statement/Prospectus may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

     This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission:

(1)	The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated May 1, 2008, as supplemented;

(2)

The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2007, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 28, 2007; and

(3)

The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2008, as filed on Form N-CSRS on July 7, 2008.

     The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On June 9, 2008, the Board of Directors of Principal Funds, Inc. approved a Plan of Acquisition whereby, the MidCap Growth Fund III (the "Acquiring Fund") will acquire all the assets of the MidCap Growth Fund I (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2008. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	April 30, 2008
	(unaudited)
	Amounts in thousands

	MidCap		MidCap		Pro Forma	Combined MidCap
	Growth Fund I		Growth Fund III		Adjustments	Growth Fund III

Investment in securities--at cost	$ 291,987		$ 761,839		$ -	$ 1,053,826

Assets
Investment in securities--at value	$ 308,636		$ 855,529		$ -	$ 1,164,165
Cash	1,219		26,759		-	27,978
Receivables:
Capital Shares sold	22		1,374		-	1,396
Dividends and interest	130		237		-	367
Expense reimbursement from Manager	4		3		-	7
Expense reimbursement from Underwriter	-		2		-	2
Investment securities sold	1,318		8,126		-	9,444
Prepaid directors' expenses	1		1		-	2

Total Assets	311,330		892,031		-	1,203,361

Liabilities
Accrued management and investment advisory fees	242		634		-	876
Accrued administrative service fees	2		11		-	13
Accrued distribution fees	4		41		-	45
Accrued service fees	3		13		-	16
Accrued transfer agent fees	5		58		-	63
Accrued other expenses	15		41		-	56
Payables:
Capital Shares reacquired	17		299		-	316
Investment securities purchased	1,087		6,288		-	7,375
Reorganization costs	-		-		13 (d)	13
Collateral obligation on securities loaned, at value	9,192		76,357		-	85,549

Total Liabilities	10,567		83,742		13	94,322

Net Assets Applicable to Outstanding Shares	$ 300,763		$ 808,289		$ (13)	$ 1,109,039

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 291,890		$ 723,113		$ -	$ 1,015,003
Accumulated undistributed (overdistributed) net investment income (operating loss)	(144)		(1,569)		(13) (d)	(1,726)
Accumulated undistributed (overdistributed) net realized gain (loss)	(7,632)		(6,945)		-	(14,577)
Net unrealized appreciation (depreciation) of investments	16,649		93,690		-	110,339

Total Net Assets	$ 300,763		$ 808,289		$ (13)	$ 1,109,039

Capital Stock (par value: $.01 a share):
Shares authorized	430,000		455,000		-	455,000
Net Asset Value Per Share:
Class A: Net Assets	$ 2,986		$ 36,529		$ -	$ 39,515
Shares issued and outstanding	278		3,618		18 (c)	3,914
Net asset value per share	$ 10.73		$ 10.10			$ 10.10
Maximum offering price per share	$ 11.35	(a)	$ 10.69	(a)		$ 10.69	(a)

Class B: Net Assets	N/A		$ 10,262		$ -	$ 10,262
Shares issued and outstanding			1,041		-	1,041
Net asset value per share (b)			$ 9.86	(b)		$ 9.86	(b)

Class C: Net Assets	$ 338		$ 1,468		$ -	$ 1,806
Shares issued and outstanding	32		146		2 (c)	180
Net asset value per share	$ 10.61	(b)	$ 10.05	(b)		$ 10.05	(b)

Class J: Net Assets	N/A		$ 34,667		$ -	$ 34,667
Shares issued and outstanding			3,590		- (c)	3,590
Net asset value per share			$ 9.66	(b)		$ 9.66	(b)

Institutional: Net Assets	$ 276,989		$ 632,639		$ (13) (d)	$ 909,615
Shares issued and outstanding	25,186		61,234		1,627 (c)	88,047
Net asset value per share	$ 11.00		$ 10.33			$ 10.33

R-1: Net Assets	$ 1,628		$ 1,250		$ -	$ 2,878
Shares issued and outstanding	154		125		9 (c)	288
Net asset value per share	$ 10.60		$ 9.98			$ 9.98

R-2: Net Assets	$ 3,371		$ 12,927		$ -	$ 16,298
Shares issued and outstanding	318		1,279		15 (c)	1,612
Net asset value per share	$ 10.60		$ 10.11			$ 10.11

R-3: Net Assets	$ 4,966		$ 32,172		$ -	$ 37,138
Shares issued and outstanding	464		3,086		13 (c)	3,563
Net asset value per share	$ 10.70		$ 10.42			$ 10.42

R-4: Net Assets	$ 5,387		$ 26,073		$ -	$ 31,460
Shares issued and outstanding	498		2,501		19 (c)	3,018
Net asset value per share	$ 10.82		$ 10.42			$ 10.42

R-5: Net Assets	$ 5,098		$ 20,302		$ -	$ 25,400
Shares issued and outstanding	469		1,921		13 (c)	2,403
Net asset value per share	$ 10.88		$ 10.57			$ 10.57

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Reflects new shares issued, net of retired shares of MidCap Growth Fund I.
(d) Reduction in net assets to reflect the estimated expenses of the Reorganization.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2008 (unaudited)

	MidCap Growth	MidCap Growth	Pro Forma		Combined MidCap
Amounts in thousands	Fund I	Fund III	Adjustments		Growth Fund III

Net Investment Income (Operating Loss)
Income:
Dividends	$ 2,636	$ 3,383	$ -		$ 6,019
Interest	26	394	-		420
Securities lending	154	455	-		609

Total Income	2,816	4,232	-		7,048
Expenses:
Management and investment advisory fees	3,055	6,666	(157)	(a)	9,564
Distribution Fees - Class A	9	88	-		97
Distribution Fees - Class B	N/A	113	-		113
Distribution Fees - Class C	3	10	-		13
Distribution Fees - Class J	N/A	165	-		165
Distribution Fees - R-1	3	3	-		6
Distribution Fees - R-2	9	40	-		49
Distribution Fees - R-3	8	76	-		84
Distribution Fees - R-4	3	24	-		27
Administrative service fees - R-1	3	3	-		6
Administrative service fees - R-2	5	27	-		32
Administrative service fees - R-3	5	45	-		50
Administrative service fees - R-4	5	32	-		37
Administrative service fees - R-5	4	24	-		28
Registration fees - Class A	13	16	(13)	(a)	16
Registration fees - Class B	N/A	14	-		14
Registration fees - Class C	30	29	(30)	(a)	29
Registration fees - Class J	N/A	19	-		19
Service Fees - R-1	3	2	-		5
Service Fees - R-2	7	33	-		40
Service Fees - R-3	6	52	-		58
Service Fees - R-4	5	38	-		43
Service Fees - R-5	6	32	-		38
Shareholder reports - Class A	2	16	-		18
Shareholder reports - Class B	N/A	4	-		4
Shareholder reports - Class J	N/A	10	-		10
Transfer agent fees - Class A	19	156	-		175
Transfer agent fees - Class B	N/A	48	-		48
Transfer agent fees - Class C	2	3	-		5
Transfer agent fees - Class J	N/A	62	-		62
Auditing and legal fees	3	3	(3)	(a)	3
Custodian fees	2	3	(1)	(a)	4
Directors' expenses	2	3	-		5
Other expenses	3	5	-		8

Total Gross Expenses	3,215	7,864	(204)		10,875

Less: Reimbursement from Manager - Class A	17	16	(17)	(a)	16
Less: Reimbursement from Manager - Class B	N/A	9	-		9
Less: Reimbursement from Manager - Class C	30	28	(30)	(a)	28
Less: Reimbursement from Underwriter - Class J	N/A	17	-		17

Total Net Expenses	3,168	7,794	(204)		10,805

Net Investment Income (Operating Loss)	(352)	(3,562)	204		(3,757)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	12,731	34,402	-		47,133
Change in unrealized appreciation/depreciation of:
Investments	(22,893)	6,245	-		(16,648)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(10,162)	40,647	-		30,485

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (10,514)	$ 37,085	$ 204		$ 26,728

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes

Schedule of Investments
MidCap Growth	MidCap Growth	Combined MidCap	April 30, 2008	MidCap Growth	MidCap Growth	Combined MidCap
Fund I	Fund III	Growth Fund III	(unaudited)	Fund I	Fund III	Growth Fund III

	Shares Held (000's)				Value (000's)
			97.26% COMMON STOCKS
			0.18% Aerospace & Defense
32,350	-	32,350	Rockwell Collins Inc	2,042	-	2,042
			0.21% Aerospace & Defense Equipment
34,550	-	34,550	Goodrich Corp	2,355	-	2,355
			0.66% Agricultural Chemicals
3,950	-	3,950	CF Industries Holdings Inc	528	-	528
12,800	42,220	55,020	Mosaic Co/The (a)	1,568	5,172	6,740
			1.19% Applications Software
43,950	-	43,950	Citrix Systems Inc(a)	1,440	-	1,440
49,050	-	49,050	Quest Software Inc(a)	653	-	653
-	164,814	164,814	Salesforce.com Inc (a)(b)	-	10,998	10,998
			0.08% Auction House & Art Dealer
32,400	-	32,400	Sotheby's (b)	897	-	897
			0.06% Beverages - Non-Alcoholic
20,000	-	20,000	Hansen Natural Corp (a)(b)	708	-	708
			0.52% Beverages - Wine & Spirits
-	94,470	94,470	Central European Distribution Corp (a)(b)	-	5,755	5,755
			0.79% Brewery
-	160,300	160,300	Molson Coors Brewing Co	-	8,791	8,791
			0.07% Building - Heavy Construction
21,400	-	21,400	Perini Corp (a)	774	-	774
			1.37% Building - Residential & Commercial
-	426,890	426,890	DR Horton Inc (b)	-	6,613	6,613
3,300	-	3,300	NVR Inc(a)(b)	2,025	-	2,025
-	492,790	492,790	Pulte Homes Inc	-	6,426	6,426
			0.04% Building & Construction Products - Miscellaneous
13,300	-	13,300	USG Corp (a)	470	-	470
			0.24% Cable TV
88,150	-	88,150	DISH Network Corp (a)	2,630	-	2,630
			0.60% Casino Hotels
14,050	48,650	62,700	Wynn Resorts Ltd	1,480	5,125	6,605
			0.47% Casino Services
84,650	64,928	149,578	International Game Technology	2,941	2,256	5,197
			0.92% Cellular Telecommunications
10,850	63,680	74,530	Millicom International Cellular SA (a)(b)	1,172	6,878	8,050
47,200	-	47,200	NII Holdings Inc(a)	2,159	-	2,159
			0.66% Chemicals - Diversified
-	162,440	162,440	Celanese Corp	-	7,269	7,269
			0.31% Chemicals - Specialty
23,700	-	23,700	Lubrizol Corp	1,382	-	1,382
13,850	-	13,850	Sigma-Aldrich Corp	790	-	790
32,100	-	32,100	Terra Industries Inc (a)(b)	1,215	-	1,215
			1.78% Coal
-	93,920	93,920	Alpha Natural Resources Inc (a)	-	4,569	4,569
-	150,880	150,880	Consol Energy Inc	-	12,215	12,215
36,550	-	36,550	Massey Energy Co	1,913	-	1,913
15,700	-	15,700	Walter Industries Inc	1,089	-	1,089
			0.20% Commercial Services
49,250	-	49,250	Weight Watchers International Inc	2,259	-	2,259
			2.03% Commercial Services - Finance
61,450	-	61,450	H&R Block Inc	1,344	-	1,344
18,450	49,710	68,160	Mastercard Inc	5,132	13,827	18,959
58,800	-	58,800	Total System Services Inc	1,399	-	1,399
34,300	-	34,300	Western Union Co/The	789	-	789
			0.39% Computer Services
78,700	-	78,700	Cognizant Technology Solutions Corp (a)	2,538	-	2,538
98,900	-	98,900	Electronic Data Systems Corp	1,836	-	1,836
			0.52% Computer Software
-	253,075	253,075	Omniture Inc (a)(b)	-	5,775	5,775
			0.68% Computers - Integrated Systems
-	152,479	152,479	Micros Systems Inc (a)	-	5,436	5,436
86,650	-	86,650	NCR Corp(a)	2,134	-	2,134

			0.14% Computers - Memory Devices
35,200	-	35,200	NetApp Inc (a)	852	-	852
24,850	-	24,850	Western Digital Corp (a)(b)	720	-	720
			0.88% Consulting Services
37,000	-	37,000	Accenture Ltd	1,389	-	1,389
-	72,410	72,410	FTI Consulting Inc (a)	-	4,634	4,634
95,350	-	95,350	SAIC Inc(a)(b)	1,812	-	1,812
32,200	-	32,200	Watson Wyatt Worldwide Inc	1,888	-	1,888
			1.41% Containers - Metal & Glass
52,800	230,810	283,610	Owens-Illinois Inc (a)	2,912	12,729	15,641
			1.30% Cosmetics & Toiletries
-	247,070	247,070	Alberto-Culver Co	-	6,219	6,219
84,150	-	84,150	Avon Products Inc	3,283	-	3,283
-	70,720	70,720	Chattem Inc (a)(b)	-	4,942	4,942
			0.78% Data Processing & Management
49,300	-	49,300	Fidelity National Information Services	1,778	-	1,778
-	136,690	136,690	Fiserv Inc (a)	-	6,910	6,910
			0.61% Dental Supplies & Equipment
-	144,230	144,230	Dentsply International Inc	-	5,606	5,606
33,200	-	33,200	Patterson Cos Inc(a)	1,135	-	1,135
			0.51% Disposable Medical Products
10,600	49,710	60,310	CR Bard Inc	998	4,681	5,679
			2.67% Diversified Manufacturing Operations
32,950	-	32,950	Acuity Brands Inc	1,576	-	1,576
17,100	-	17,100	Cooper Industries Ltd	725	-	725
21,200	-	21,200	Eaton Corp	1,862	-	1,862
27,500	128,880	156,380	Harsco Corp	1,632	7,647	9,279
29,500	-	29,500	Parker Hannifin Corp	2,356	-	2,356
14,450	74,060	88,510	SPX Corp	1,777	9,109	10,886
63,200	-	63,200	Tyco International Ltd	2,957	-	2,957
			1.01% E-Commerce - Services
27,150	-	27,150	NetFlix Inc(a)(b)	868	-	868
12,950	68,090	81,040	Priceline.com Inc (a)(b)	1,653	8,691	10,344
			1.00% Electric - Integrated
40,100	68,340	108,440	Constellation Energy Group Inc	3,394	5,785	9,179
36,950	-	36,950	Edison International	1,928	-	1,928
			1.09% Electric Products - Miscellaneous
-	222,270	222,270	Ametek Inc	-	10,785	10,785
30,650	-	30,650	GrafTech International Ltd(a)	602	-	602
24,400	-	24,400	Molex Inc	693	-	693
			0.09% Electronic Components - Miscellaneous
51,850	-	51,850	Gentex Corp	969	-	969
			3.68% Electronic Components - Semiconductors
-	474,010	474,010	Altera Corp	-	10,087	10,087
49,750	-	49,750	Intersil Corp	1,329	-	1,329
-	249,598	249,598	Cavium Networks Inc (a)(b)	-	5,129	5,129
34,050	101,430	135,480	MEMC Electronic Materials Inc (a)	2,144	6,387	8,531
60,500	291,950	352,450	Microchip Technology Inc (b)	2,224	10,729	12,953
39,350	-	39,350	National Semiconductor Corp	802	-	802
97,675	-	97,675	Nvidia Corp (a)	2,007	-	2,007
			0.22% Electronic Design Automation
71,450	-	71,450	Cadence Design Systems Inc (a)	795	-	795
72,000	-	72,000	Synopsys Inc (a)	1,664	-	1,664
			0.18% Electronic Measurement Instruments
65,650	-	65,650	Agilent Technologies Inc (a)	1,983	-	1,983
			1.39% Energy - Alternate Sources
-	152,170	152,170	Covanta Holding Corp (a)(b)	-	4,052	4,052
3,100	35,790	38,890	First Solar Inc (a)	905	10,451	11,356
			1.48% Engineering - Research & Development Services
27,350	-	27,350	EMCOR Group Inc (a)	685	-	685
8,000	50,580	58,580	Fluor Corp	1,223	7,732	8,955
37,500	-	37,500	Jacobs Engineering Group Inc (a)	3,237	-	3,237
65,800	-	65,800	McDermott International Inc (a)	3,526	-	3,526
			0.26% Engines - Internal Combustion
46,300	-	46,300	Cummins Inc	2,901	-	2,901
			0.98% Enterprise Software & Services
68,350	-	68,350	BMC Software Inc (a)	2,376	-	2,376
80,100	-	80,100	CA Inc	1,773	-	1,773
-	330,880	330,880	Informatica Corp (a)	-	5,281	5,281
49,600	-	49,600	Sybase Inc (a)(b)	1,459		1,459
			0.62% Entertainment Software
-	255,880	255,880	Activision Inc (a)	-	6,922	6,922
			0.45% E-Services - Consulting
-	257,470	257,470	Websense Inc (a)	-	5,008	5,008
			1.23% Fiduciary Banks
38,200	145,910	184,110	Northern Trust Corp	2,831	10,813	13,644

			0.76% Finance - Investment Banker & Broker
-	203,639	203,639	Interactive Brokers Group Inc (a)(b)	-	6,429	6,429
109,400	-	109,400	TD Ameritrade Holding Corp(a)(b)	1,980	-	1,980
			1.26% Finance - Other Services
23,450	-	23,450	FCStone Group Inc (a)	971	-	971
20,500	52,730	73,230	IntercontinentalExchange Inc (a)	3,181	8,181	11,362
44,350	-	44,350	Nasdaq OMX Group, Inc (a)	1,616	-	1,616
			0.14% Food - Meat Products
39,650	-	39,650	Hormel Foods Corp	1,563	-	1,563
			0.39% Food - Miscellaneous/Diversified
51,350	-	51,350	ConAgra Foods Inc	1,210	-	1,210
41,350	-	41,350	HJ Heinz Co	1,946	-	1,946
30,200	-	30,200	McCormick & Co Inc/MD	1,141	-	1,141
			0.06% Footwear & Related Apparel
5,150	-	5,150	Deckers Outdoor Corp (a)	711	-	711
			0.11% Gas - Distribution
22,500	-	22,500	Sempra Energy	1,275	-	1,275
			0.59% Hazardous Waste Disposal
-	121,717	121,717	Stericycle Inc (a)	-	6,497	6,497
			0.07% Hospital Beds & Equipment
19,300	-	19,300	Kinetic Concepts Inc (a)	765	-	765
			0.35% Hotels & Motels
62,650	-	62,650	Choice Hotels International Inc	2,161	-	2,161
32,200	-	32,200	Starwood Hotels & Resorts Worldwide Inc	1,681		1,681
			0.07% Human Resources
18,850	-	18,850	Hewitt Associates Inc(a)	773	-	773
			0.67% Independent Power Producer
73,600	-	73,600	Mirant Corp(a)(b)	3,026	-	3,026
-	171,540	171,540	Reliant Energy Inc (a)	-	4,415	4,415
			0.14% Industrial Automation & Robots
29,500	-	29,500	Rockwell Automation Inc/DE	1,600	-	1,600
			1.22% Industrial Gases
-	115,570	115,570	Air Products & Chemicals Inc	-	11,376	11,376
45,600	-	45,600	Airgas Inc	2,195	-	2,195
			0.20% Instruments - Controls
23,000	-	23,000	Mettler Toledo International Inc(a)	2,191	-	2,191
			0.12% Instruments - Scientific
42,100	-	42,100	Applera Corp - Applied Biosystems Group	1,343	-	1,343
			0.38% Insurance Brokers
-	92,950	92,950	Aon Corp	-	4,219	4,219
			0.41% Internet Content - Information & News
-	12,470	12,470	Baidu.com ADR (a)	-	4,559	4,559
			0.07% Internet Infrastructure Equipment
38,800	-	38,800	Avocent Corp(a)	757	-	757
			0.77% Internet Infrastructure Software
46,850	191,440	238,290	Akamai Technologies Inc (a)(b)	1,676	6,848	8,524
			2.02% Internet Security
58,050	319,206	377,256	McAfee Inc (a)	1,930	10,614	12,544
-	273,650	273,650	VeriSign Inc (a)(b)	-	9,865	9,865
			2.26% Investment Management & Advisory Services
-	60,210	60,210	BlackRock Inc/New York (b)	-	12,150	12,150
-	220,320	220,320	T Rowe Price Group Inc	-	12,902	12,902
			0.80% Leisure & Recreation Products
-	243,760	243,760	WMS Industries Inc (a)(b)	-	8,822	8,822
			0.97% Machinery - Construction & Mining	-
28,200	106,180	134,380	Joy Global Inc	2,094	7,884	9,978
10,850	-	10,850	Terex Corp(a)	756	-	756
			1.06% Machinery - Farm
-	195,380	195,380	AGCO Corp (a)(b)	-	11,748	11,748
			0.14% Machinery - General Industry
18,750	-	18,750	Manitowoc Co Inc.The	709	-	709
21,100	-	21,100	Robbins & Myers Inc	841	-	841
			1.08% Machinery - Pumps	-
9,150	87,470	96,620	Flowserve Corp	1,135	10,854	11,989
			1.26% Medical - Biomedical/Gene
-	77,760	77,760	Alexion Pharmaceuticals Inc (a)(b)	-	5,473	5,473
-	116,870	116,870	Charles River Laboratories International (a)	-	6,784	6,784
18,000	-	18,000	Invitrogen Corp(a)	1,684		1,684
			1.88% Medical - Drugs
-	190,810	190,810	Allergan Inc/United States	-	10,756	10,756
63,000	-	63,000	Endo Pharmaceuticals Holdings Inc(a)	1,564	-	1,564
67,700	-	67,700	Forest Laboratories Inc(a)	2,350	-	2,350
113,000	-	113,000	King Pharmaceuticals Inc(a)	1,061	-	1,061
11,500	-	11,500	OSI Pharmaceuticals Inc(a)(b)	399	-	399
-	85,159	85,159	Shire PLC ADR (b)	-	4,679	4,679

			0.76% Medical - HMO
37,450	-	37,450	Centene Corp(a)	688	-	688
48,150	-	48,150	Cigna Corp	2,057	-	2,057
43,800	-	43,800	Coventry Health Care Inc(a)	1,959	-	1,959
39,750	-	39,750	Health Net Inc(a)	1,164	-	1,164
52,550	-	52,550	Humana Inc(a)	2,511	-	2,511
			0.04% Medical - Outpatient & Home Medical Care
17,050	-	17,050	Lincare Holdings Inc(a)	415	-	415
			0.11% Medical - Wholesale Drug Distribution
30,400	-	30,400	AmerisourceBergen Corp	1,233	-	1,233
			1.37% Medical Instruments
33,200	-	33,200	Edwards Lifesciences Corp(a)	1,840	-	1,840
4,950	30,530	35,480	Intuitive Surgical Inc (a)	1,432	8,831	10,263
69,750	-	69,750	St Jude Medical Inc(a)	3,053	-	3,053
			0.53% Medical Laboratory & Testing Service
-	47,358	47,358	Covance Inc (a)	-	3,968	3,968
25,550	-	25,550	Laboratory Corp of America Holdings(a)	1,932	-	1,932
			0.81% Medical Products
33,150	129,870	163,020	Henry Schein Inc (a)(b)	1,835	7,191	9,026
			0.53% Metal - Iron
6,200	30,400	36,600	Cleveland-Cliffs Inc	994	4,876	5,870
			1.23% Metal Processors & Fabrication
22,100	94,010	116,110	Precision Castparts Corp	2,598	11,052	13,650
			0.56% Multi-Line Insurance
-	95,090	95,090	Assurant Inc	-	6,181	6,181
			1.42% Networking Products
-	171,542	171,542	Atheros Communications Inc (a)(b)	-	4,566	4,566
-	406,440	406,440	Juniper Networks Inc (a)	-	11,226	11,226
			0.09% Office Automation & Equipment
68,200	-	68,200	Xerox Corp	953	-	953
			1.22% Oil - Field Services
-	168,220	168,220	Weatherford International Ltd (a)	-	13,570	13,570
			2.07% Oil & Gas Drilling
-	62,560	62,560	Diamond Offshore Drilling Inc	-	7,846	7,846
50,850	-	50,850	ENSCO International Inc	3,241	-	3,241
-	197,950	197,950	Nabors Industries Ltd (a)	-	7,431	7,431
78,400	-	78,400	Noble Corp(b)	4,412	-	4,412
			5.28% Oil Company - Exploration & Production
40,000	-	40,000	Chesapeake Energy Corp	2,068	-	2,068
42,350	-	42,350	Cimarex Energy Co	2,638	-	2,638
50,150	232,740	282,890	Denbury Resources Inc (a)	1,533	7,112	8,645
31,650	-	31,650	Noble Energy Inc	2,753	-	2,753
-	101,740	101,740	Questar Corp	-	6,311	6,311
-	157,310	157,310	Quicksilver Resources Inc (a)(b)	-	6,527	6,527
-	170,915	170,915	Range Resources Corp	-	11,345	11,345
-	227,600	227,600	Southwestern Energy Co (a)	-	9,630	9,630
-	75,600	75,600	Ultra Petroleum Corp (a)	-	6,280	6,280
37,850	-	37,850	Unit Corp(a)	2,404	-	2,404
			2.02% Oil Field Machinery & Equipment
-	115,200	115,200	Cameron International Corp (a)	-	5,671	5,671
20,250	-	20,250	FMC Technologies Inc(a)	1,361	-	1,361
70,900	152,870	223,770	National Oilwell Varco Inc (a)	4,853	10,464	15,317
			0.27% Oil Refining & Marketing
22,900	-	22,900	Frontier Oil Corp	569	-	569
23,400	-	23,400	Holly Corp	971	-	971
11,550	-	11,550	Sunoco Inc	536	-	536
35,250	-	35,250	Tesoro Corp	886	-	886
			1.27% Pharmacy Services
-	200,700	200,700	Express Scripts Inc (a)	-	14,053	14,053
			0.62% Printing - Commercial
-	201,635	201,635	VistaPrint Ltd (a)(b)	-	6,862	6,862
			0.16% Publicly Traded Investment Fund
16,100	-	16,100	iShares Russell Midcap Growth Index Fund	1,747	-	1,747
			0.07% Quarrying
12,700	-	12,700	Compass Minerals International Inc	800	-	800
			0.11% Racetracks
28,450	-	28,450	International Speedway Corp	1,207	-	1,207
			0.09% Reinsurance
25,500	-	25,500	Endurance Specialty Holdings Ltd	947	-	947
			0.17% REITS - Healthcare
39,600	-	39,600	Ventas Inc	1,923	-	1,923
			0.09% REITS - Regional Malls
17,350	-	17,350	Taubman Centers Inc	983	-	983
			0.39% REITS - Storage
-	48,120	48,120	Public Storage	-	4,364	4,364
			0.32% REITS - Warehouse & Industrial
56,150	-	56,150	Prologis	3,516	-	3,516

			0.29% Rental - Auto & Equipment
35,900	-	35,900	Aaron Rentals Inc	894	-	894
107,950	-	107,950	Rent-A-Center Inc/TX(a)	2,324	-	2,324
			4.05% Retail - Apparel & Shoe
63,925	-	63,925	American Eagle Outfitters Inc	1,174	-	1,174
35,900	-	35,900	Buckle Inc/The	1,744	-	1,744
102,950	259,559	362,509	Coach Inc (a)	3,662	9,232	12,894
	283,300	283,300	Guess ? Inc	-	10,845	10,845
12,900	-	12,900	Gymboree Corp(a)	558	-	558
-	255,100	255,100	Nordstrom Inc (b)	-	8,995	8,995
23,500	230,960	254,460	Urban Outfitters Inc (a)	805	7,910	8,715
			0.21% Retail - Auto Parts
19,500	-	19,500	Autozone Inc(a)	2,355	-	2,355
			1.13% Retail - Computer Equipment	-
33,350	194,740	228,090	GameStop Corp (a)	1,836	10,718	12,554
			1.34% Retail - Discount
-	158,630	158,630	Big Lots Inc (a)	-	4,288	4,288
26,650	-	26,650	Dollar Tree Inc(a)	842	-	842
83,550	217,510	301,060	TJX Cos Inc	2,692	7,008	9,700
			1.48% Retail - Restaurants
57,800	-	57,800	CEC Entertainment Inc(a)	2,150	-	2,150
-	49,880	49,880	Chipotle Mexican Grill Inc (a)(b)	-	4,894	4,894
-	146,620	146,620	Darden Restaurants Inc	-	5,217	5,217
100,850	-	100,850	Yum! Brands Inc	4,103	-	4,103
			0.31% Retail - Sporting Goods
-	121,340	121,340	Dick's Sporting Goods Inc (a)	-	3,470	3,470
			0.95% Savings & Loans - Thrifts
73,200	476,180	549,380	Hudson City Bancorp Inc	1,400	9,109	10,509
			1.10% Semiconductor Component - Integrated Circuits
46,900	-	46,900	Analog Devices Inc	1,511	-	1,511
44,850	-	44,850	Emulex Corp(a)	587	-	587
117,750	-	117,750	Integrated Device Technology Inc(a)	1,259	-	1,259
88,850	-	88,850	Linear Technology Corp	3,106	-	3,106
-	441,685	441,685	Marvell Technology Group Ltd (a)	-	5,720	5,720
			1.20% Semiconductor Equipment
58,500	-	58,500	Lam Research Corp(a)	2,389	-	2,389
32,250	-	32,250	Novellus Systems Inc(a)	705	-	705
-	280,226	280,226	Varian Semiconductor Equipment Associates Inc (a)	-	10,265	10,265
			0.34% Soap & Cleaning Products
-	66,400	66,400	Church & Dwight Co Inc	-	3,773	3,773
			1.31% Steel - Producers
46,000	-	46,000	AK Steel Holding Corp	2,888	-	2,888
17,250	-	17,250	Nucor Corp	1,302	-	1,302
57,200	240,450	297,650	Steel Dynamics Inc	1,994	8,380	10,374
			0.07% Telecommunication Equipment
156,900	-	156,900	Tellabs Inc(a)	810	-	810
			0.08% Telecommunication Services
71,000	-	71,000	Virgin Media Inc(b)	916	-	916
			0.17% Telephone - Integrated
160,600	-	160,600	Windstream Corp	1,885	-	1,885
			0.53% Television
-	55,590	55,590	Central European Media Enterprises Ltd (a)(b)	-	5,894	5,894
			1.24% Therapeutics	-	-
-	168,287	168,287	BioMarin Pharmaceutical Inc (a)(b)	-	6,136	6,136
-	62,130	62,130	United Therapeutics Corp (a)(b)	-	5,250	5,250
139,450	-	139,450	Warner Chilcott Ltd(a)	2,400	-	2,400
			0.08% Tobacco
17,450	-	17,450	Reynolds American Inc	940	-	940
			0.40% Toys
40,400	-	40,400	Hasbro Inc	1,437	-	1,437
103,700	-	103,700	Marvel Entertainment Inc(a)(b)	2,975	-	2,975
			0.40% Transport - Marine
43,000	-	43,000	Kirby Corp(a)	2,358	-	2,358
32,300	-	32,300	Tidewater Inc	2,107	-	2,107
			1.03% Transport - Rail
39,800	142,080	181,880	CSX Corp	2,505	8,944	11,449
			1.46% Transport - Services
-	204,930	204,930	Expeditors International Washington Inc	-	9,548	9,548
24,750	71,570	96,320	Ryder System Inc	1,695	4,900	6,595
			0.12% Vitamins & Nutrition Products
31,000	-	31,000	Herbalife Ltd	1,357	-	1,357
			0.74% Wireless Equipment
50,600	-	50,600	American Tower Corp(a)	2,197	-	2,197
-	156,010	156,010	Crown Castle International Corp (a)(b)	-	6,061	6,061
			0.43% X-Ray Equipment
-	163,370	163,370	Hologic Inc (a)(b)	-	4,769	4,769

			TOTAL COMMON STOCKS	299,444	779,172	1,078,616

	Principal
	Amount (000's)				Value (000's)

6.88% REPURCHASE AGREEMENTS
Money Center Banks

Deutsche Bank Repurchase Agreement; 1.98% dated 04/30/08
maturing 05/01/08 (collateralized by U.S. Government
Agency Issues; $77,235,000; 0.00% - 5.50%; dated 05/09/08 -
$ -	$ 76,361	$ 76,361	04/18/19) (c)	$ -	$ 76,357	$ 76,357
Finance - Investment Banker & Broker

			Morgan Stanley Repurchase Agreement; 1.98% dated 04/30/08
			maturing 05/01/08 (collateralized by U.S. Government Agency
9,193	-	9,193	Issues; $9,292,000; 0.00%-7.625%; dated 05/12/08-03/14/36) ( c)	9,192	-	9,192

			TOTAL REPURCHASE AGREEMENTS	9,192	76,357	85,549

			Total Investments	$ 308,636	$ 855,529	$ 1,164,165
			-4.97% Liabilities in Excess of Other Assets, Net	(7,873)	(47,240)	(55,113)

			TOTAL NET ASSETS - 100.00%	$ 300,763	$ 808,289	$ 1,109,052

			(a) Non-Income Producing Security
			(b) Security or a portion of the security was on loan at the end of the period.
			(c) Security was purchased with the cash proceeds from securities loans.

			Unrealized Appreciation (Depreciation)
			Unrealized Appreciation	$ 32,114	$ 110,492	$ 142,606
			Unrealized Depreciation	(15,580)	(16,969)	(32,549)

			Net Unrealized Appreciation (Depreciation)	16,534	93,523	110,057
			Cost for federal income tax purposes	292,102	762,006	1,054,108
			All dollar amounts are shown in thousands (000's)

	Portfolio Summary (unaudited)

	Sector	Percent

	Consumer, Non-cyclical	18.80%
	Financial	16.16%
	Industrial	16.10%
	Energy	14.03%
	Consumer, Cyclical	12.66%
	Technology	11.60%
	Communications	8.91%
	Basic Materials	4.76%
	Utilities	1.79%
	Funds	0.16%
Liabilities in Excess of Other Assets, Net		-4.97%

	TOTAL NET ASSETS	100.00%

	As of April 30, 2008, all securities held by MidCap Growth Fund I would
	comply with the investment restrictions and objectives of MidCap Growth Fund III.

See Accompanying Notes.

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

1. Description of the Funds

MidCap Growth Fund I and MidCap Growth Fund III are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On June 9, 2008, the Board of Directors of Principal Funds, Inc., MidCap Growth Fund I approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, MidCap Growth Fund III will acquire all the assets of MidCap Growth Fund I subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of MidCap Growth Fund III.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2008. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of MidCap Growth Fund I and MidCap Growth Fund III at April 30, 2008. The unaudited pro forma statements of operations reflect the results of operations of MidCap Growth Fund I and MidCap Growth Fund III for the twelve months ended April 30, 2008. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for MidCap Growth Fund I and MidCap Growth Fund III under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MidCap Growth Fund III for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

MidCap Growth Fund I and MidCap Growth Fund III value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

5. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Pro Forma Notes to Financial Statements
April 30, 2008
(unaudited)

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of MidCap Growth Fund III that would have been issued at April 30, 2008, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of MidCap Growth Fund I, as of April 30, 2008, divided by the net asset value per share of the MidCap Growth Fund III as of April 30, 2008. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2008. The expenses of the MidCap Growth Fund I were adjusted assuming the fee structure of the MidCap Growth Fund III was in effect for the twelve months ended April 30, 2008.

8. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.